United States Bankruptcy Court

District of Delaware

In re THE THAXTON GROUP	Case No. 03-13182 -03-13213
Jointly Administered

Reporting Period: February-05

Monthly Operating Report

File report and attachments with Court and submit copy to United States Trustee within

20 days after end of month.

	Form No.	Document Attached	Explanation Attached
REQUIRED DOCUMENTS
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank reconciliation ( or copies of Debtor’s bank reconciliations	MOR-1 (CON'T)	X
Copies of bank statements			X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returns filed during reporting period		X
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable		X
Accounts Receivable Reconciliations and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ ROBERT DUNN	3/29/05
Signature of Authorized Individual*	Date

ROBERT DUNN	President and Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM IR

(9/99)

BANKRUPTCY CASE NUMBERS PER ENTITY

         included in this filing

THE THAXTON GROUP

03-13182 -03-13213	February 28, 2005

FED ID	Case Number
57-0669498	03-13183	The Thaxton Group

57-1083679	03-13184	Thaxton Operating Company
54-0925005	03-13185	EAGLE Premium Finance Company, Inc.
58-2358369	03-13186	TICO Premium Finance Company, Inc.
57-0926039	03-13187	Thaxton Insurance Group, Inc.
57-1067973	03-13188	Thaxton Commercial Lending, Inc.

56-2258083	03-13195	TICO Credit Corporation
58-2358372	03-13191	TICO Credit Company, Inc.
56-2058522	03-13193	TICO Credit Company of North Carolina, Inc.
57-1109035	03-13196	TICO Credit Company of Alabama, Inc.
62-1720278	03-13197	TICO Credit Company of Tennessee, Inc.
57-1111184	03-13198	TICO Credit Company of Mississippi, Inc.
57-1110723	03-13199	TICO Credit Company of Georgia, Inc.
31-4256360	03-13200	Modern Finance dba TICO Credit Company
31-0819992	03-13202	Modern Financial Services, Inc.
74-2873274	03-13182	TICO Credit Company
64-0560143	03-13201	TICO Credit Company
75-2714829	03-13203	TICO Credit Company
57-1129678	03-13194	TICO Credit Company of Virginia, Inc.

57-1076628	03-13204	Thaxton Investment Corporation
57-0997623	03-13205	Southern Management Corporation
62-1618281	03-13206	Southern Finance of Tennessee, Inc.
57-1002963	03-13211	Covington Credit of Texas, Inc.
57-1013036	03-13207	Southern Financial Management, Inc.
57-1094987	03-13208	Covington Credit, Inc.
58-1435012	03-13209	Covington Credit of Georgia, Inc.
57-0827143	03-13212	Southern Finance of South Carolina, Inc.
57-0857420	03-13213	Quick Credit Corporation, Inc.
57-1096371	03-13210	Covington Credit of Louisiana, Inc.

56-2057616	03-13189	Paragon, Inc.
27-9200069	03-13190	Modern Central Recovery

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period February-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Consolidated - for information purposes only

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Operating	Bank Accounts Payroll			Current Month		Cumulative Filing to Date
			Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month	46,755,329	—			46,755,329	37,207,051	20,970,070	19,402,924
Receipts
Cash Sales
Accounts Receivable	12,050,951				12,050,951	10,100,000	253,115,428	234,736,238
Interest Income/Other Income	524,251				524,251		5,013,747	1,221,000
Additional Deposits/Tax Withheld					—		—	—
Other (Attach List)	—				—		46,302,400	—
Transfers between Accounts	(2,519,537)	2,519,537			—		0	—
Proceeds from the Sale of Assets
							—	—

Total Receipts	10,055,665	2,519,537	—	—	12,575,201	10,100,000	304,431,575	235,957,238

Disbursements
Gross Payroll/Payroll Taxes		2,519,537			2,519,537	1,770,500	42,048,565	44,294,445
Sales, Use & Other Taxes	29,776				29,776		1,074,993	—
Inventory Purchases					—		—	—
Secured/Rental/Leases	183,688				183,688		567,878	—
Insurance/Payroll WH paid from operating accounts	36,212				36,212		99,933	—
Marketing					—		—	—
Property Maintenance/Utilities					—		—	—
Other (Attach List)	1,748,344				1,748,344	2,552,796	40,341,909	31,900,688
					—		—
Loan Proceeds/Expenses Related To Loans/Insurance	2,960,486				2,960,486	2,290,000	121,360,741	121,222,824
					—		—
Deposits to Lenders	—				—		51,444,496	2,500,000
Professional fees - Carve-out	1,549,227				1,549,227	1,387,250	17,715,068	15,657,450
US Trustee Quarterly Fees	75,000				75,000	—	519,801	478,250
Court Costs					—		—
Proceeds to Lender for sale of business units				—
Fees associated with sale of business units				—
							—

Total Disbursements	6,582,733	2,519,537	—	—	9,102,269	8,000,546	275,173,384	216,053,657

Net Cash Flow
(Receipts less Disbursements)	3,472,932	—	—	—	3,472,932	2,099,454	29,258,190	19,903,581
Cash - End of Month	50,228,261	—	—	—	50,228,261	39,306,505	50,228,261	39,306,505

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	0
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	0

FORM MOR-1

THE THAXTON GROUP CONSOLIDATED

Week Ending	BUDGET 2/4	BUDGET 2/11	BUDGET 2/18	BUDGET 2/25	BUDGET MONTH FEB
Beginning Cash	$37,207,051	$37,770,163	$38,789,426	$38,298,418	$37,207,051

Cash Receipts

TICO Cash Collected	—	—	—	—	—
SM Cash Collected	2,750,000	2,250,000	2,250,000	2,500,000	9,750,000
TIG Cash Collected	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—
Other Income Collected	—	—	—	350,000	350,000
	—	—	—	—	—

Total Cash Receipts	2,750,000	2,250,000	2,250,000	2,850,000	10,100,000

Cash Disbursements
Loan Proceeds Checks	450,000	450,000	500,000	650,000	2,050,000
Expenses related to Loans	60,000	60,000	60,000	60,000	240,000
Expenses related to TIG	—	—	—	—	—

Total Cash Disbursements	510,000	510,000	560,000	710,000	2,290,000

NET CASH RECEIPTS	2,240,000	1,740,000	1,690,000	2,140,000	7,810,000

CASH DISBURSEMENTS:

Operating Cash Disbursements

Advertising	25,000	25,000	10,000	10,000	70,000
Bank Charges	—	3,500	30,000	—	33,500
Claims Funding*	55,000	75,000	47,500	47,500	225,000
Company Auto	20,000	1,500	1,900	1,500	24,900
Computer Costs	8,125	2,500	4,625	5,000	20,250
Dues And Subscriptions	2,000	1,500	1,500	50,000	55,000
Employee Reimbursements - collections exp	3,750	3,250	3,250	3,250	13,500
Equipment Rental	3,000	—	5,500	3,000	11,500
Fixed Assets	8,000	4,000	8,000	2,000	22,000
Forms & Printing	32,000	—	32,150	—	64,150
Insurance	12,500	20,500	500	500	34,000
Meals & Entertainment	10,000	2,000	5,075	10,000	27,075
Miscellaneous	16,000	3,000	3,000	3,000	25,000
Office Expense	5,000	4,000	4,000	4,000	17,000
Postage	9,250	8,250	8,250	8,250	34,000
Prepaid Expenses	—	—	—	—	—
Prepaid Software ABS	—	20,000	—	—	20,000
Professional Fees-Ordinary Course	15,000	10,000	75,000	10,000	110,000
Rent	1,500	9,600	1,500	189,000	201,600
Repairs & Maintenance	5,250	4,000	4,250	4,000	17,500
Roadgard	—	—	—	—	—
Seminars & Meetings	10,000	—	5,000	5,000	20,000
Taxes & Licenses	43,000	13,625	13,110	22,250	91,985
Telephone	32,000	10,000	30,000	31,500	103,500
Temporary Agency Staff	3,050	3,050	3,050	3,050	12,200
Board of Directors	4,000	—	—	—	4,000
Travel	25,000	500	20,000	10,000	55,500
Utilities	11,000	11,000	12,500	11,250	45,750

Total Operating Cash Disbursements	359,425	235,775	329,660	434,050	1,358,910

Total Cash Disbursements by Group
Corporate	43,925	38,275	97,160	51,050	230,410
Tico Credit	—	—	—	—	—
Southern Management	315,500	197,500	232,500	383,000	1,128,500
Thaxton Premium Finance	—	—	—	—	—
Thaxton Commercial Lending	—	—	—	—	—
Thaxton Insurance Group	—	—	—	—	—

Total Operating Cash Disbursements	359,425	235,775	329,660	434,050	1,358,910

Other Items

Interest to Finova	—	—	520,885	—	520,885
Payroll Paid TTG	35,000	—	35,000	—	70,000
Payroll Paid SMC	690,000	—	845,000	70,000	1,605,000
401K	55,000	—	—	40,500	95,500
Restructuring Officer	12,000	12,000	12,000	12,000	48,000
Insurance Renewal	10,000	—	—	70,000	80,000
Credit Insurance Carrier	75,000	110,000	70,000	80,000	335,000
Pre-Filing Prepays	—	—	—	—	—
Bank Fees and Expenses	—	—	20,000	—	20,000
Deposit to Lender	—	—	—	—	—
Special Litigation Expense	—	—	—	115,000	115,000
KERP	—	—	—	—	—
US Trustee	75,000	—	—	—	75,000
Bankruptcy Professionals	365,463	362,963	348,463	310,363	1,387,250

Total Other Items	1,317,463	484,963	1,851,348	697,863	4,351,635

Cash from Operations
Total Collections	2,750,000	2,250,000	2,250,000	2,850,000	10,100,000
Total Disbursements	1,734,425	855,775	2,380,545	1,519,550	6,490,295

Net Cash from Operations	1,015,575	1,394,225	(130,545)	1,330,450	3,609,705

Restructuring Expense	(452,463)	(374,963)	(360,463)	(322,363)	(1,510,250)

Net Change in Cash	563,113	1,019,263	(491,008)	1,008,088	2,099,455

Adjustment due to New Budget Period

Ending Cash	37,770,163	38,789,426	38,298,418	39,306,506	39,306,506

THE THAXTON GROUP MONTHLY OPERATING REPORT - February 2005

THE THAXTON GROUP
Cash Disbursements for THE THAXTON GROUP - Consolidated	FOR INFORMATION PURPOSES ONLY	JOINTLY ADMINISTERED
Monthly Court Report for February-05

		HOLDING COMPANY	HOLDING COMPANY					HOLDING COMPANY
	Consolidated Totals	THAXTON GROUP, INC Corporate	Thaxton Operating Company All activity recorded at sub level	Eagle - All transactions included in Tico Premium	Thaxton Insurance Group	Thaxton Commercial Lending	Tico Premium	Thaxton Investment Corporation All activity recorded at sub level	Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated
Beginning Cash Position	46,755,328.93	44,701,413.56	—	—	(7,538.85)	—	(7,387.90)		2,103,921.31	(35,079.19)

			—
TICO Cash Collected	12,116.02	—		—	—	—	—		—	12,116.02
SM Cash Collected	12,036,384.85	—		—	—	—	—		12,036,384.85	—
TIG Cash Collected	—	—		—	—	—	—		—	—
TPF Cash Collected	2,449.85	—		—	—	—	2,449.85		—	—
TCL Cash Collected	—	—		—	—	—	—		—	—
Other Income Collected	524,250.58	469,785.14		—	—	—	3,578.75		13,383.65	37,503.04
Proceeds from the sales of the TICO Assets	—	—

SUBTOTAL	12,575,201.30	469,785.14	—	—	—	—	6,028.60	—	12,049,768.50	49,619.06

		—		—	—	—	—		—	—
	—			—		—	—		—	—
CORRECTION OF BEGINNING BALANCES	—	—		—	—	—	—		—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(0.00)	6,052,764.91		—	7,538.85	—	(1,703.73)		(6,023,299.40)	(35,300.63)
	—	—		—	—	—	—		—	—
	—			—		—	—		—	—

Total Cash Receipts and Transfers	12,575,201.30	6,522,550.05	—	—	7,538.85	—	4,324.87	—	6,026,469.10	14,318.43

				—	—	—	—		—	—
Cash Disbursements - Loans	—			—	—	—	—		—	—
	—			—	—	—	—		—	—
Loan Proceeds Checks	2,677,881.80	—		—	—	—	(900.17)		2,678,781.97	—
Expenses related to Loans\Thaxton Insurance Group	282,604.01	—		—	—	—	3,121.96		281,778.88	(2,296.83)

Subtotal - Loans	2,960,485.81	—	—	—	—	—	2,221.79		2,960,560.85	(2,296.83)

		—		—	—	—	—		—	—
Cash Disbursements - Other	—	—		—	—	—	—		—	—
Advertising	27,979.98	—		—	—	—	—		27,979.98	—
Bank Charges	19,332.73	1,180.69		—	—	—	—		18,152.04	—
Claims Funding*	118,440.73	12,679.23		—	—	—	—		105,761.50	—
Company Auto	3,775.68	—		—	—	—	—		3,775.68	—
Computer Costs	11,279.18	3,335.50		—	—	—	1,090.00		6,512.68	341.00
Dues And Subscriptions	782.74	—		—	—	—	—		782.74	—
Employee Reimbursements - collections exp	2,929.53	—		—	—	—	—		—	2,929.53
Equipment Rental	2,731.16	—		—	—	—	—		2,731.16	—
Fixed Assets	(35,022.89)	(30,000.00)		—	—	—	—		4,452.11	(9,475.00)
Forms & Printing	53,218.87	—		—	—	—	—		53,218.87	—
Insurance	36,211.83	(5,835.69)		—	—	—	—		42,047.52	—
Meals & Entertainment	12,956.14	—		—	—	—	—		12,956.14	—
Miscellaneous	9,584.17	1,114.00		—	—	—	—		8,120.17	350.00
Office Expense	8,654.31	1,463.11		—	—	—	—		6,143.12	1,048.08
Postage	34,262.31	244.46		—	—	—	—		33,411.97	605.88
Prepaid Expenses	—	—		—	—	—	—		—	—
Prepaid Software ABS	19,210.31	—		—	—	—	—		19,210.31	—
Professional Fees-Ordinary Course	11,030.91	6,376.15		—	—	—	—		435.10	4,219.66
Rent	183,688.19	4,456.00		—	—	—	—		177,815.06	1,417.13
Repairs & Maintenance	17,644.44	—		—	—	—	—		17,644.44	—
Seminars & Meetings	3,606.51	—		—	—	—	—		3,606.51	—
Taxes & Licenses	29,775.70	390.37		—	—	—	—		28,670.05	715.28
Telephone	95,714.73	5,217.60		—	—	—	63.23		89,724.90	709.00
Temporary Agency Staff	6,624.41	3,209.06		—	—	—	—		2,976.95	438.40
Travel	54,499.59	426.33		—	—	—	—		54,073.26	—
Utilities	42,913.63	1,174.94		—	—	—	—		40,279.17	1,459.52
Interest to Finova	533,907.00	533,907.00		—	—	—	—		—	—
Payroll Paid TTG	57,819.34	42,557.95		—	—	—	—		—	15,261.39
Payroll Paid SMC	2,461,717.23	—		—	—	—	—		2,461,717.23	—
Restructuring Officer	48,000.00	48,000.00		—	—	—	—		—	—
Credit Insurance Payments	210,453.99	—		—	—	—	—		210,453.99	—
Deposit to Lender	—	—		—	—	—	—		—	—
US Trustee	75,000.00	75,000.00		—	—	—	—		—	—
Bankruptcy Professionals	1,549,227.00	1,549,227.00		—	—	—	—		—	—
Other	118,165.88	118,165.88		—	—	—	—		—	—

Total Other Cash Disbursements	5,847,363.33	2,393,537.58	—	—	—	—	1,153.23		3,432,652.65	20,019.87

				—			—		—	—

TOTAL ALL CASH DISBURSEMENTS	8,807,849.14	2,393,537.58	—	—	—	—	3,375.02		6,393,213.50	17,723.04

	50,522,681.09	48,830,426.03	—	—	—	—	(6,438.05)		1,737,176.91	(38,483.80)

BANK ACCOUNT RECONCILED BALANCES:	50,522,681.09	48,830,426.03			—	—	(6,438.05)		1,737,176.91	(38,483.80)

I attest that the above bank statement balances are the actual bank statement balances as shown on the individual bank statements and that all of the bank statements have been reconciled to the general ledger balance

Any differences between the consolidating balance sheet cash and the cash summary are due to additional amounts of petty cash, cash in cash drawers and timing differences.

/s/ ROBERT DUNNH
Signature

Robert Dunn	3/29/05
Name and Date

President and Chief Restructuring Officer
Title

THE THAXTON GROUP
Cash Disbursements for THE THAXTON GROUP - Consolidated	JOINTLY ADMINISTERED
Monthly Court Report for	CASES 03-13182 - 03-13213

	Operating	Payroll	Other	Total
Beginning Cash Position	46,755,328.93		—	46,755,328.93

TICO Cash Collected	12,116.02	—	—	12,116.02
SM Cash Collected	12,036,384.85	—	—	12,036,384.85
TIG Cash Collected	—	—	—	—
TPF Cash Collected	2,449.85	—	—	2,449.85
TCL Cash Collected	—	—	—	—
Other Income Collected	524,250.58	—	—	524,250.58
	—	—	—	—
Proceeds from the sales of the TICO Assets	—	—	—	—

SUBTOTAL	12,575,201.30	—	—	12,575,201.30

	—	—	—	—
	—	—	—	—
CORRECTION OF BEGINNING BALANCES	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(2,519,536.57)	2,519,536.57	—	(0.00)
	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	10,055,664.73	2,519,536.57	—	12,575,201.30

Cash Disbursements - Loans
Loan Proceeds Checks	2,677,881.80			2,677,881.80
Expenses related to Loans\Thaxton Insurance Group	282,604.01			282,604.01

Subtotal - Loans	2,960,485.81	—	—	2,960,485.81

	—
Cash Disbursements - Other	—
Advertising	27,979.98		—	27,979.98
Bank Charges	19,332.73	—	—	19,332.73
Claims Funding*	118,440.73		—	118,440.73
Company Auto	3,775.68	—	—	3,775.68
Computer Costs	11,279.18	—	—	11,279.18
Dues And Subscriptions	782.74	—	—	782.74
Employee Reimbursements - collections exp	2,929.53	—	—	2,929.53
Equipment Rental	2,731.16	—	—	2,731.16
Fixed Assets	(35,022.89)	—	—	(35,022.89)
Forms & Printing	53,218.87	—	—	53,218.87
Insurance	36,211.83	—	—	36,211.83
Meals & Entertainment	12,956.14	—	—	12,956.14
Miscellaneous	9,584.17	—	—	9,584.17
Office Expense	8,654.31	—	—	8,654.31
Postage	34,262.31	—	—	34,262.31
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	19,210.31	—	—	19,210.31
Professional Fees-Ordinary Course	11,030.91	—	—	11,030.91
Rent	183,688.19	—	—	183,688.19
Repairs & Maintenance	17,644.44	—	—	17,644.44
Seminars & Meetings	3,606.51	—	—	3,606.51
Taxes & Licenses	29,775.70	—	—	29,775.70
Telephone	95,714.73	—	—	95,714.73
Temporary Agency Staff	6,624.41	—	—	6,624.41
Travel	54,499.59	—	—	54,499.59
Utilities	42,913.63	—	—	42,913.63
Interest to Finova	533,907.00	—	—	533,907.00
Payroll Paid TTG	—	57,819.34	—	57,819.34
Payroll Paid SMC	—	2,461,717.23	—	2,461,717.23
Restructuring Officer	48,000.00	—	—	48,000.00
Credit Insurance Payments	210,453.99	—	—	210,453.99
Deposit to Lender	—	—	—	—
US Trustee	75,000.00	—	—	75,000.00
Bankruptcy Professionals	1,549,227.00	—	—	1,549,227.00
Other	118,165.88	—	—	118,165.88

Total Other Cash Disbursements	3,327,826.76	2,519,536.57	—	5,847,363.33

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	6,288,312.57	2,519,536.57	—	8,807,849.14

	50,522,681.09	—	—	50,522,681.09

BANK ACCOUNT RECONCILED BALANCES:

In re:	Case No. 03-13183
The Thaxton Group, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period February-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

		Bank Accounts Payroll			Current Month		Cumulative Filing to Date
	Operating		Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	2,393,537.58

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for The Thaxton Group, Inc.
Monthly Court Report for February-05	Case # 03-13183
FED ID # 57-0669498		INACTIVE

	Consolidated Totals	Cherokee National Trust Account Wachovia 2000020760292	Wachovia Money Market 2003207426123	BB&T ESCROW ACCOUNT 5125898272	WACHOVIA DISBURSEMENT ACCOUNTS 2079900430275 2000014825091	WACHOVIA PAYROLL ACCOUNTS	Paragon, Inc
Beginning Cash Position	44,701,413.56	—	42,592,485.42	416,061.45	1,694,672.49	(1,805.80)	—

	—
TICO Cash Collected	—					—
SM Cash Collected	—					—
TIG Cash Collected	—					—
TPF Cash Collected	—					—
TCL Cash Collected	—					—
Other Income Collected	469,785.14	—	45,421.81		424,363.33	—
Proceeds from the sales of the TICO Assets	—

SUBTOTAL	469,785.14	—	45,421.81	—	424,363.33	—	—

	—					—
CORRECTION OF BEGINNING BALANCES	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	6,052,764.91	—	4,600,000.00	—	1,408,445.80	44,319.11	—
	—
	—					—

Total Cash receipts	6,522,550.05	—	4,645,421.81	—	1,832,809.13	44,319.11	—

						—
Cash Disbursements - Loans						—
						—
Loan Proceeds Checks	—					—
Expenses related to Loans	—					—

Subtotal - Loans	—	—	—	—	—	—	—

						—
						—
Cash Disbursements - Other						—
Advertising	—					—
Bank Charges	1,180.69		68.62		1,112.07	—
Claims Funding*	12,679.23				12,679.23
Company Auto	—				—
Computer Costs	3,335.50				3,335.50
Dues And Subscriptions	—				—
Employee Reimbursements - collections exp	—				—
Equipment Rental	—				—
Fixed Assets	(30,000.00)				(30,000.00)
Forms & Printing	—				—
Insurance	(5,835.69)				(5,835.69)
Meals & Entertainment	—				—
Miscellaneous	1,114.00				1,114.00
Office Expense	1,463.11				1,463.11
Postage	244.46				244.46
Prepaid Expenses	—				—
Prepaid Software ABS	—				—
Professional Fees-Ordinary Course	6,376.15				6,376.15
Rent	4,456.00				4,456.00
Repairs & Maintenance	—				—
Roadgard	—				—
Seminars & Meetings	—				—
Taxes & Licenses	390.37				390.37
Telephone	5,217.60				5,217.60
Temporary Agency Staff	3,209.06				3,209.06
Travel	426.33				426.33
Utilities	1,174.94				1,174.94
Interest to Finova	533,907.00				533,907.00
Payroll Paid TTG	42,557.95					42,557.95
Payroll Paid SMC	—
Restructuring Officer	48,000.00				48,000.00
Insurance Renewal	21,248.00				21,248.00
Credit Insurance Payments	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	75,000.00				75,000.00
Bankruptcy Professionals	1,549,227.00				1,549,227.00
Other	118,165.88				118,165.88

Total Other Cash Disbursements	2,393,537.58	—	68.62	—	2,350,911.01	42,557.95	—

TOTAL ALL CASH DISBURSEMENTS	2,393,537.58	—	68.62	—	2,350,911.01	42,557.95	—

	48,830,426.03	—	47,237,838.61	416,061.45	1,176,570.61	(44.64)	—

Book Balance per bank rec.	48,830,426.03	—	47,237,838.61	416,061.45	1,176,570.61	(44.64)	—

THE THAXTON GROUP
Cash Disbursements for The Thaxton Group, Inc.	Case No. 03-13183
Monthly Court Report for
FED ID # 57-0669498

	Operating	Payroll	Other	Total
Beginning Cash Position	44,701,413.56	—	—	44,701,413.56

		—	—	—
TICO Cash Collected	—	—	—	—
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	469,785.14	—	—	469,785.14
Proceeds from the sales of the TICO Assets

SUBTOTAL	469,785.14	—	—	469,785.14

	—	—	—	—
CORRECTION OF BEGINNING BALANCES	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	6,052,764.91	—	—	6,052,764.91
			—	—
	—	—	—	—

Total Cash receipts	6,522,550.05	—	—	6,522,550.05

Cash Disbursements - Loans
Loan Proceeds Checks	—	—	—	—
Expenses related to Loans	—	—	—	—

Subtotal - Loans	—	—	—	—

Cash Disbursements - Other
Advertising	—	—	—	—
Bank Charges	1,180.69	—	—	1,180.69
Claims Funding*	12,679.23	—	—	12,679.23
Company Auto	—	—	—	—
Computer Costs	3,335.50	—	—	3,335.50
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—
Equipment Rental	—	—	—	—
Fixed Assets	(30,000.00)	—	—	(30,000.00)
Forms & Printing	—	—	—	—
Insurance	(5,835.69)	—	—	(5,835.69)
Meals & Entertainment	—	—	—	—
Miscellaneous	1,114.00	—	—	1,114.00
Office Expense	1,463.11	—	—	1,463.11
Postage	244.46	—	—	244.46
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	6,376.15	—	—	6,376.15
Rent	4,456.00	—	—	4,456.00
Repairs & Maintenance	—	—	—	—
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	390.37	—	—	390.37
Telephone	5,217.60	—	—	5,217.60
Temporary Agency Staff	3,209.06	—	—	3,209.06
Travel	426.33	—	—	426.33
Utilities	1,174.94	—	—	1,174.94
Interest to Finova	533,907.00	—	—	533,907.00
Payroll Paid TTG	—	42,557.95	—	42,557.95
Payroll Paid SMC	—	—	—	—
Restructuring Officer	48,000.00	—	—	48,000.00
Insurance Renewal	21,248.00	—	—	21,248.00
Credit Insurance Payments	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Deposit to Lender	—	—	—	—
US Trustee	75,000.00	—	—	75,000.00
Bankruptcy Professionals	1,549,227.00	—	—	1,549,227.00
Other	118,165.88	—	—	118,165.88

Total Other Cash Disbursements	2,350,979.63	42,557.95	—	2,393,537.58

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	2,350,979.63	42,557.95	—	2,393,537.58

	48,872,983.98	(42,557.95)	—	48,830,426.03

Book Balance per bank rec.

In re:	Case No. 03-13184
Thaxton Operating Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period February-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

		Bank Accounts Payroll			Current Month		Cumulative Filing to Date
	Operating		Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Operating Company	Case # 03-13184	Case No. 01-10573
Monthly Court Report for February-05
FED ID # 57-1083679

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—	—	—		—	—	—	—

	—			—	—				—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—	HOLDING COMPANY - ALL ACTIVITY THROUGH SUBSIDIARIES						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges								—	—	—	—
Claims Funding*	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re:	Case No. 03-13186
TICO Premium Finance Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period February-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

		Bank Accounts Payroll			Current Month		Cumulative Filing to Date
	Operating		Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	3,375.02
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$3,375.02

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO PREMIUM	03-13186	Case No. 03-13186
Monthly Court Report for February-05
FED ID # 58-2358369

	Consolidated Totals	Wachovia Premium Escrow 2000022989068	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825664 2079900430589	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	(7,387.90)	7,034.47	(14,422.37)			(7,387.90)	—	—	(7,387.90)

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	2,449.85		2,449.85			2,449.85	—	—	2,449.85
TCL Cash Collected	—					—	—	—	—
Other Income Collected	3,578.75	—	3,578.75			3,578.75	—	—	3,578.75

SUBTOTAL	6,028.60	—	6,028.60	—		6,028.60	—	—	6,028.60

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(1,703.73)		(1,703.73)	—		(1,703.73)	—	—	(1,703.73)
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	4,324.87	—	4,324.87	—		4,324.87	—	—	4,324.87

Cash Disbursements - Loans
Loan Proceeds Checks	(900.17)		(900.17)			(900.17)	—	—	(900.17)
Expenses related to Loans	3,121.96		3,121.96			3,121.96	—	—	3,121.96

Subtotal - Loans	2,221.79	—	2,221.79	—		2,221.79			2,221.79

Cash Disbursements - Other
Advertising
Bank Charges	—					—	—	—	—
Claims Funding*	—
Company Auto	—					—	—	—	—
Computer Costs	1,090.00		1,090.00			1,090.00	—	—	1,090.00
Dues And Subscriptions	—					—	—	—	—
Employee Reimbursements - collections exp	—					—	—	—	—
Equipment Rental	—					—	—	—	—
Fixed Assets	—					—	—	—	—
Forms & Printing	—					—	—	—	—
Insurance	—					—	—	—	—
Meals & Entertainment	—					—	—	—	—
Miscellaneous	—					—	—	—	—
Office Expense	—					—	—	—	—
Postage	—					—	—	—	—
Prepaid Expenses	—					—	—	—	—
Prepaid Software ABS	—					—	—	—	—
Professional Fees-Ordinary Course	—					—	—	—	—
Rent	—					—	—	—	—
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	—					—	—	—	—
Telephone	63.23		63.23			63.23	—	—	63.23
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
Other	—					—	—	—	—

Total Other Cash Disbursements	1,153.23	—	1,153.23	—	—	1,153.23	—	—	1,153.23

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	3,375.02	—	3,375.02	—		3,375.02	—	—	3,375.02

	(6,438.05)	7,034.47	(13,472.52)	—		(6,438.05)	—	—	(6,438.05)

Book Balance per bank rec.	(6,438.05)	7,034.47	(13,472.52)

In re:	Case No. 03-13185
EAGLE Premium Finance Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period February-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH – ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

		Bank Accounts Payroll			Current Month		Cumulative Filing to Date
	Operating		Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for EAGLE	Case No. 03-13185	Case No. 03-13185
Monthly Court Report for February-05
FED ID # 54-0925005

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—		—	—	—	—

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	All transaction in this subsidiary are included in TICO PREMIUM					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—					—	—	—	—
Claims Funding*	—
Company Auto	—					—	—	—	—
Computer Costs	—					—	—	—	—
Dues And Subscriptions	—					—	—	—	—
Employee Reimbursements - collections exp	—					—	—	—	—
Equipment Rental	—					—	—	—	—
Fixed Assets	—					—	—	—	—
Forms & Printing	—					—	—	—	—
Insurance	—					—	—	—	—
Meals & Entertainment	—					—	—	—	—
Miscellaneous	—					—	—	—	—
Office Expense	—					—	—	—	—
Postage	—					—	—	—	—
Prepaid Expenses	—					—	—	—	—
Prepaid Software ABS	—					—	—	—	—
Professional Fees-Ordinary Course	—					—	—	—	—
Rent	—					—	—	—	—
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	—					—	—	—	—
Telephone	—					—	—	—	—
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	—					—	—	—	—
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
	—					—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No. 03-13187
Thaxton Insurance Group, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period February-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH – ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

		Bank Accounts Payroll			Current Month		Cumulative Filing to Date
	Operating		Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Insurance Group	Case # 03-13187	Case No. 03-13187
Monthly Court Report for February-05
FED ID # 57-0926039

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	(7,538.85)	(7,538.85)	—		(7,538.85)	—	—	(7,538.85)

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	7,538.85	7,538.85	—		7,538.85	—	—	7,538.85
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	7,538.85	7,538.85	—	—	7,538.85	—	—	7,538.85

Cash Disbursements - Loans
Loan Proceeds Checks	—
Expenses related to Loans/TIG	—				—			—

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising	—				—			—
Bank Charges	—				—		—	—
Claims Funding*	—				—			—
Company Auto	—				—	—	—	—
Computer Costs	—				—	—	—	—
Dues And Subscriptions	—				—	—	—	—
Employee Reimbursements - collections exp	—				—	—	—	—
Equipment Rental	—				—	—	—	—
Fixed Assets	—				—	—	—	—
Forms & Printing	—				—	—	—	—
Insurance	—				—	—	—	—
Meals & Entertainment	—				—	—	—	—
Miscellaneous	—				—	—	—	—
Office Expense	—				—	—	—	—
Postage	—				—	—	—	—
Prepaid Expenses	—				—	—	—	—
Prepaid Software ABS	—				—	—	—	—
Professional Fees-Ordinary Course	—				—	—	—	—
Rent	—				—	—	—	—
Repairs & Maintenance	—				—	—	—	—
Roadgard	—				—	—	—	—
Seminars & Meetings	—				—	—	—	—
Taxes & Licenses	—				—	—	—	—
Telephone	—				—	—	—	—
Temporary Agency Staff	—				—	—	—	—
Travel	—				—	—	—	—
Utilities	—				—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	—		—		—	—	—	—
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
Other	—				—	—	—	—

Total Other Cash Disbursements	—	—	—		—	—	—	—

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—		—	—	—	—

	—	—	—		—	—	—	—

Book Balance per bank rec.	—		—

In re:	Case No. 03-13188
Thaxton Commercial Lending, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period February-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

		Bank Accounts Payroll			Current Month		Cumulative Filing to Date
	Operating		Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Commercial Lending	Case # 03-13188	Case No. 03-13188
Monthly Court Report for February-05
FED ID # 57-1067973

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825635 2079900430576	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—	—		—	—	—	—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—	—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans

Loan Proceeds Checks	—			—			—
Expenses related to Loans	—			—			—

Subtotal - Loans	—	—	—	—			—

Cash Disbursements - Other	—						—
Advertising	—	—		—			—
Bank Charges	—			—	—	—	—
Claims Funding*	—	—					—
Company Auto	—			—	—	—	—
Computer Costs	—			—	—	—	—
Dues And Subscriptions	—			—	—	—	—
Employee Reimbursements - collections exp	—			—	—	—	—
Equipment Rental	—			—	—	—	—
Fixed Assets	—			—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	—			—	—	—	—
Meals & Entertainment	—			—	—	—	—
Miscellaneous	—			—	—	—	—
Office Expense	—			—	—	—	—
Postage	—			—	—	—	—
Prepaid Expenses	—			—	—	—	—
Prepaid Software ABS	—			—	—	—	—
Professional Fees-Ordinary Course	—			—	—	—	—
Rent	—			—	—	—	—
Repairs & Maintenance	—			—	—	—	—
Roadgard	—			—	—	—	—
Seminars & Meetings	—			—	—	—	—
Taxes & Licenses	—			—	—	—	—
Telephone	—			—	—	—	—
Temporary Agency Staff	—			—	—	—	—
Travel	—			—	—	—	—
Utilities	—			—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	—		—	—	—	—	—
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—

In re:	Case No. 03-13189
Paragon, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period February-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

		Bank Accounts Payroll			Current Month		Cumulative Filing to Date
	Operating		Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Paragon, Inc. - Inactive Company	Case # 03-13189	Case No. 03-13189
Monthly Court Report for February-05
FED ID # 56-2057616

	Consolidated Totals		Wachovia 2003233012187	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—		—	—

	—	—	—		—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—	—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—			—		—	—
Claims Funding*	—
Company Auto	—			—	—	—	—
Computer Costs	—			—	—	—	—
Dues And Subscriptions	—			—	—	—	—
Employee Reimbursements - collections exp	—			—	—	—	—
Equipment Rental	—			—	—	—	—
Fixed Assets	—			—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	—			—	—	—	—
Meals & Entertainment	—			—	—	—	—
Miscellaneous	—			—	—	—	—
Office Expense	—			—	—	—	—
Postage	—			—	—	—	—
Prepaid Expenses	—			—	—	—	—
Prepaid Software ABS	—			—	—	—	—
Professional Fees-Ordinary Course	—			—	—	—	—
Rent	—			—	—	—	—
Repairs & Maintenance	—			—	—	—	—
Roadgard	—			—	—	—	—
Seminars & Meetings	—			—	—	—	—
Taxes & Licenses	—			—	—	—	—
Telephone	—			—	—	—	—
Temporary Agency Staff	—			—	—	—	—
Travel	—			—	—	—	—
Utilities	—			—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	—			—	—	—	—
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP
Monthly Court Report for February-05
FED ID #

	Consolidated Totals	TICO-AL 03-13196	TICO-GA 03-13199	TICO-DE 03-13182	TICO-MS 03-13201	TICO-NC 03-13193	TICO-OH 03-13200	MODERN RECOVERY 03-13190	TICO-SC 03-13191	TICO-TN 03-13203	TICO-HQ 03-13195
Beginning Cash Position	(35,079.19)	—	—	—	—	—	(0.00)	—	—	—	(35,079.19)

	—	—	—	—	—	—	—	—	—	—	—
TICO Cash Collected	12,116.02	—	—	—	—	—	12,116.02	—	—	—	—
SM Cash Collected	—	—	—	—	—	—	—	—	—	—	—
TIG Cash Collected	—	—	—	—	—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—	—	—	—
Other Income Collected	37,503.04	—	—	6,061.10	12,265.98	167.12	17,323.47	—	240.00	1,445.37	—

SUBTOTAL	49,619.06	—	—	6,061.10	12,265.98	167.12	29,439.49	—	240.00	1,445.37	—

	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(35,300.63)	(5.61)	—	(5,156.23)	(14,356.28)	(167.12)	(28,825.21)	—	(865.00)	(1,516.71)	15,591.53
	—	—	—	—	—	—	—	—	—	—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—	—	—	—	—	—	—	—	—	—	—
Holdback, Deposits and Escrows	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	14,318.43	(5.61)	—	904.87	(2,090.30)	—	614.28	—	(625.00)	(71.34)	15,591.53

		—	—	—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—	—	—
Loan Proceeds Checks	—	—	—	—	—	—	—	—	—	—	—
Expenses related to Loans	(2,296.83)	—	—	—	(2,529.73)	—	(637.26)	—	(625.00)	(91.67)	1,586.83

Subtotal - Loans	(2,296.83)	—	—	—	(2,529.73)	—	(637.26)	—	(625.00)	(91.67)	1,586.83

		—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—
Cash Disbursements - Other	—	—	—	—	—	—	—	—	—	—	—
Advertising	—	—	—	—	—	—	—	—	—	—	—
Bank Charges	—	—	—	—	—	—	—	—	—	—	—
Claims Funding*	—	—	—	—	—	—	—	—	—	—	—
Company Auto	—	—	—	—	—	—	—	—	—	—	—
Computer Costs	341.00	—	—	—	—	—	—	—	—	—	341.00
Dues And Subscriptions	—	—	—	—	—	—	—	—	—	—	—
Employee Reimbursements - collections exp	2,929.53	—	—	1,218.23	439.43	—	1,251.54	—	—	20.33	—
Equipment Rental	—	—	—	—	—	—	—	—	—	—	—
Fixed Assets	(9,475.00)	—	—	—	—	—	—	—	—	—	(9,475.00)
Forms & Printing	—	—	—	—	—	—	—	—	—	—	—
Insurance	—	—	—	—	—	—	—	—	—	—	—
Meals & Entertainment	—	—	—	—	—	—	—	—	—	—	—
Miscellaneous	350.00	—	—	—	—	—	—	—	—	—	350.00
Office Expense	1,048.08	—	—	—	—	—	—	—	—	—	1,048.08
Postage	605.88	—	—	—	—	—	—	—	—	—	605.88
Prepaid Expenses	—	—	—	—	—	—	—	—	—	—	—
Prepaid Software ABS	—	—	—	—	—	—	—	—	—	—	—
Professional Fees-Ordinary Course	4,219.66	—	—	—	—	—	—	—	—	—	4,219.66
Rent	1,417.13	—	—	(313.36)	—	—	—	—	—	—	1,730.49
Repairs & Maintenance	—	—	—	—	—	—	—	—	—	—	—
Roadgard	—	—	—	—	—	—	—	—	—	—	—
Seminars & Meetings	—	—	—	—	—	—	—	—	—	—	—
Taxes & Licenses	715.28	—	—	—	—	—	—	—	—	—	715.28
Telephone	709.00	(5.61)	—	—	—	—	—	—	—	—	714.61
Temporary Agency Staff	438.40	—	—	—	—	—	—	—	—	—	438.40
Travel	—	—	—	—	—	—	—	—	—	—	—
Utilities	1,459.52	—	—	—	—	—	—	—	—	—	1,459.52
Interest to Finova	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid TTG	15,261.39	—	—	—	—	—	—	—	—	—	15,261.39
Payroll Paid SMC	—	—	—	—	—	—	—	—	—	—	—
Restructuring Officer	—	—	—	—	—	—	—	—	—	—	—
Insurance Renewal	—	—	—	—	—	—	—	—	—	—	—
Credit Insurance Payments	—	—	—	—	—	—	—	—	—	—	—
Pre-Filing Prepays	—	—	—	—	—	—	—	—	—	—	—
Proceeds to Lender	—	—	—	—	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—	—	—	—
Other - payment to Investment Banker	—	—	—	—	—	—	—	—	—	—	—

Total Other Cash Disbursements	20,019.87	(5.61)	—	904.87	439.43	—	1,251.54	—	—	20.33	17,409.31

TOTAL ALL CASH DISBURSEMENTS	17,723.04	(5.61)	—	904.87	(2,090.30)	—	614.28	—	(625.00)	(71.34)	18,996.14

			—	—	—	—	—	—	—	—	—

	(38,483.80)	—	—	—	—	—	(0.00)	—	—	(0.00)	(38,483.80)

			—	—	—	—	—	—	—	—	—
Book Balance per bank rec.	(38,483.80)	—	—	—	—	—	(0.00)	0.00	—	—	(38,483.80)

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP	Case No. —
Monthly Court Report for
FED ID #

	Operating	Payroll	Other	Total
Beginning Cash Position	(35,079.19)	—	—	(35,079.19)

		—	—	—
TICO Cash Collected	12,116.02	—	—	12,116.02
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	37,503.04	—	—	37,503.04

SUBTOTAL	49,619.06	—	—	49,619.06

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(50,562.02)	15,261.39	—	(35,300.63)
	—	—	—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—	—	—	—
Holdback, Deposits and Escrows	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	(942.96)	15,261.39	—	14,318.43

	—
Cash Disbursements - Loans	—
	—
Loan Proceeds Checks	—			—
Expenses related to Loans	(2,296.83)			(2,296.83)

Subtotal - Loans	(2,296.83)			(2,296.83)

	—			—
	—			—
Cash Disbursements - Other	—			—
Advertising	—			—
Bank Charges	—	—	—	—
Claims Funding*	—			—
Company Auto	—	—	—	—
Computer Costs	341.00	—	—	341.00
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	2,929.53	—	—	2,929.53
Equipment Rental	—	—	—	—
Fixed Assets	(9,475.00)	—	—	(9,475.00)
Forms & Printing	—	—	—	—
Insurance	—	—	—	—
Meals & Entertainment	—	—	—	—
Miscellaneous	350.00	—	—	350.00
Office Expense	1,048.08	—	—	1,048.08
Postage	605.88	—	—	605.88
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	4,219.66	—	—	4,219.66
Rent	1,417.13	—	—	1,417.13
Repairs & Maintenance	—	—	—	—
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	715.28	—	—	715.28
Telephone	709.00	—	—	709.00
Temporary Agency Staff	438.40	—	—	438.40
Travel	—	—	—	—
Utilities	1,459.52	—	—	1,459.52
Interest to Finova	—	—	—	—
Payroll Paid TTG	—	15,261.39	—	15,261.39
Payroll Paid SMC	—	—	—	—
Restructuring Officer	—	—	—	—
Insurance Renewal	—	—	—	—
Credit Insurance Payments	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Proceeds to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	—	—	—	—
Other - payment to Investment Banker	—	—	—	—

Total Other Cash Disbursements	4,758.48	15,261.39	—	20,019.87

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	2,461.65	15,261.39	—	17,723.04

	(38,483.80)	—	—	(38,483.80)

Book Balance per bank rec.

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP - DISBURSEMENT ACCOUNTS	WACHOVIA #2000014825101	WACHOVIA #2000014826087	Case No. —
Monthly Court Report for February-05
FED ID #

	Consolidated Totals	TICO-AL	TICO-GA	TICO-DE	TICO-MS	TICO-NC	TICO-OH	TICO-SC	TICO-TN	TICO-HQ	Operating	Payroll	Other	Total
Beginning Cash Position	(35,079.19)	—	—							(35,079.19)	(35,079.19)	—	—	(35,079.19)

	—	—	—	—	—	—	—		—	—		—	—	—
TICO Cash Collected	—										—	—	—	—
SM Cash Collected	—									—	—	—	—	—
TIG Cash Collected	—									—	—	—	—	—
TPF Cash Collected	—									—	—	—	—	—
TCL Cash Collected	—									—	—	—	—	—
Other Income Collected	—									—	—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—	—	—	—
	—										—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(942.96)	(5.61)	—	904.87	(2,090.30)	—	614.28	(625.00)	(71.34)	330.14	(942.96)	—	—	(942.96)
Outstanding Checks	—	—	—	—	—	—	—	—	—		—	—	—	—
WACHOVIA #2000014825101	—	—	—	—	—	—	—	—	—		—	—	—	—
WACHOVIA #101000020906	—	—	—	—	—	—	—	—	—		—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	(942.96)	(5.61)	—	904.87	(2,090.30)	—	614.28	(625.00)	(71.34)	330.14	(942.96)	—	—	(942.96)

		—	—	—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—	—	—
Loan Proceeds Checks	—										—			—
Expenses related to Loans	(2,296.83)	—	—	—	(2,529.73)		(637.26)	(625.00)	(91.67)	1,586.83	(2,296.83)			(2,296.83)

Subtotal - Loans	(2,296.83)	—	—	—	(2,529.73)	—	(637.26)	(625.00)	(91.67)	1,586.83	(2,296.83)			(2,296.83)

		—	—	—	—	—	—	—	—	—	—			—
		—	—	—	—	—	—	—	—	—	—			—
Cash Disbursements - Other			—	—	—	—	—	—	—	—	—			—
Advertising	—										—			—
Bank Charges	—										—	—	—	—
Claims Funding*	—										—			—
Company Auto	—										—	—	—	—
Computer Costs	341.00									341.00	341.00	—	—	341.00
Dues And Subscriptions	—										—	—	—	—
Employee Reimbursements - collections exp	2,929.53			1,218.23	439.43		1,251.54		20.33		2,929.53	—	—	2,929.53
Equipment Rental	—										—	—	—	—
Fixed Assets	(9,475.00)									(9,475.00)	(9,475.00)	—	—	(9,475.00)
Forms & Printing	—										—	—	—	—
Insurance	—										—	—	—	—
Meals & Entertainment	—										—	—	—	—
Miscellaneous	350.00									350.00	350.00	—	—	350.00
Office Expense	1,048.08									1,048.08	1,048.08	—	—	1,048.08
Postage	605.88									605.88	605.88	—	—	605.88
Prepaid Expenses	—										—	—	—	—
Prepaid Software ABS	—										—	—	—	—
Professional Fees-Ordinary Course	4,219.66									4,219.66	4,219.66	—	—	4,219.66
Rent	1,417.13			(313.36)						1,730.49	1,417.13	—	—	1,417.13
Repairs & Maintenance	—										—	—	—	—
Roadgard	—										—	—	—	—
Seminars & Meetings	—										—	—	—	—
Taxes & Licenses	715.28									715.28	715.28	—	—	715.28
Telephone	709.00	(5.61)								714.61	709.00	—	—	709.00
Temporary Agency Staff	438.40									438.40	438.40	—	—	438.40
Travel	—										—	—	—	—
Utilities	1,459.52									1,459.52	1,459.52	—	—	1,459.52
Interest to Finova	—										—	—	—	—
Payroll Paid TTG	—										—	—	—	—
Payroll Paid SMC	—										—	—	—	—
Restructuring Officer	—										—	—	—	—
Insurance Renewal	—										—	—	—	—
Credit Insurance Payments	—										—	—	—	—
Pre-Filing Prepays	—										—	—	—	—
Deposit to Lender	—										—	—	—	—
US Trustee	—										—	—	—	—
Bankruptcy Professionals	—										—	—	—	—
Other	—										—	—	—	—

Total Other Cash Disbursements	4,758.48	(5.61)	—	904.87	439.43	—	1,251.54	—	20.33	2,147.92	4,758.48	—	—	4,758.48

											—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	2,461.65	(5.61)	—	904.87	(2,090.30)	—	614.28	(625.00)	(71.34)	3,734.75	2,461.65	—	—	2,461.65

			—	—	—	—	—	—	—	—

	(38,483.80)	—	—	—	—	—	—	—	—	(38,483.80)	(38,483.80)	—	—	(38,483.80)

			—	—	—	—	—	—	—	—
Book Balance per bank rec.	(38,483.80)		—							(38,483.80)

In re:	Case No. 03-13195
TICO Credit Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period February-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

		Bank Accounts Payroll			Current Month		Cumulative Filing to Date
	Operating		Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	18,996.14
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$18,996.14

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO CREDIT CORPORATION, INC	Case # 03-13195	Case No. 03-13195
Monthly Court Report for February-05
FED ID # 56-2258083

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	(35,079.19)	(35,079.19)	—		(35,079.19)	—		(35,079.19)

	—					—	—	—
TICO Cash Collected	—	—			—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	15,591.53	330.14	15,261.39		330.14	15,261.39	—	15,591.53
	—				—		—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	15,591.53	330.14	15,261.39	—	330.14	15,261.39	—	15,591.53

Cash Disbursements - Loans
—
Loan Proceeds Checks	—				—	—		—
Expenses related to Loans	1,586.83	1,586.83			1,586.83			1,586.83

Subtotal - Loans	1,586.83	1,586.83	—		1,586.83	—	—	1,586.83

—
		—				—
Cash Disbursements - Other		—				—		—
Advertising	—	—			—	—		—
Bank Charges	—	—			—	—		—
Claims Funding*	—	—			—	—		—
Company Auto	—	—			—	—	—	—
Computer Costs	341.00	341.00			341.00	—	—	341.00
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	(9,475.00)	(9,475.00)			(9,475.00)	—	—	(9,475.00)
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	350.00	350.00			350.00	—	—	350.00
Office Expense	1,048.08	1,048.08			1,048.08	—	—	1,048.08
Postage	605.88	605.88			605.88	—	—	605.88
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	4,219.66	4,219.66			4,219.66	—	—	4,219.66
Rent	1,730.49	1,730.49			1,730.49	—	—	1,730.49
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	715.28	715.28			715.28	—	—	715.28
Telephone	714.61	714.61			714.61	—	—	714.61
Temporary Agency Staff	438.40	438.40			438.40	—	—	438.40
Travel	—	—			—	—	—	—
Utilities	1,459.52	1,459.52			1,459.52	—	—	1,459.52
Interest to Finova		—			—	—	—	—
Payroll Paid TTG	15,261.39	—	15,261.39		—	15,261.39	—	15,261.39
Payroll Paid SMC		—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	17,409.31	2,147.92	15,261.39	—	2,147.92	15,261.39	—	17,409.31

TOTAL ALL CASH DISBURSEMENTS	18,996.14	3,734.75	15,261.39	—	3,734.75	15,261.39	—	18,996.14

	(38,483.80)	(38,483.80)	—	—	(38,483.80)	—	—	(38,483.80)

Book Balance per bank rec.	(38,483.80)	(38,483.80)	—

In re:	Case No. 03-13194
TICO Credit Company of Virginia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period February-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

		Bank Accounts Payroll			Current Month		Cumulative Filing to Date
	Operating		Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO VA	Case # 03-13194	Case No. 03-13194
Monthly Court Report for February-05
FED ID # 57-1129678

	Consolidated Totals						Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—		—	—	—	—

	—							—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—						—	—	—	—
							—	—	—	—
	—	All Cash is included in TICO SC					—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—			—	—	—	—
Claims Funding*	—			—
Company Auto	—			—			—	—	—	—
Computer Costs	—			—			—	—	—	—
Dues And Subscriptions	—			—			—	—	—	—
Employee Reimbursements - collections exp	—			—			—	—	—	—
Equipment Rental	—			—			—	—	—	—
Fixed Assets	—			—			—	—	—	—
Forms & Printing	—			—			—	—	—	—
Insurance	—			—			—	—	—	—
Meals & Entertainment	—			—			—	—	—	—
Miscellaneous	—			—			—	—	—	—
Office Expense	—			—			—	—	—	—
Postage	—			—			—	—	—	—
Prepaid Expenses	—			—			—	—	—	—
Prepaid Software ABS	—			—			—	—	—	—
Professional Fees-Ordinary Course	—			—			—	—	—	—
Rent	—			—			—	—	—	—
Repairs & Maintenance	—			—			—	—	—	—
Roadgard	—			—			—	—	—	—
Seminars & Meetings	—			—			—	—	—	—
Taxes & Licenses	—			—			—	—	—	—
Telephone	—			—			—	—	—	—
Temporary Agency Staff	—			—			—	—	—	—
Travel	—			—			—	—	—	—
Utilities	—			—			—	—	—	—
Interest to Finova	—			—			—	—	—	—
Payroll Paid TTG	—			—			—	—	—	—
Payroll Paid SMC	—			—			—	—	—	—
Restructuring Officer	—			—			—	—	—	—
Insurance Renewal	—			—			—	—	—	—
Voyager Payment	—			—			—	—	—	—
Pre-Filing Prepays	—			—			—	—	—	—
Deposit to Lender	—			—			—	—	—	—
US Trustee	—			—			—	—	—	—
Bankruptcy Professionals	—			—			—	—	—	—
	—			—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No. 03-13191
TICO Credit Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period February-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

		Bank Accounts Payroll			Current Month		Cumulative Filing to Date
	Operating		Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	(625.00)
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	($625.00)

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-SC	Case No. 03-13191	Case No. 03-13191
Monthly Court Report for February-05
FED ID # 58-2358372

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—		—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	240.00	240.00			240.00	—	—	240.00

SUBTOTAL	240.00	240.00	—		240.00	—	—	240.00

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(865.00)	(865.00)	—		(865.00)	—	—	(865.00)
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	(625.00)	(625.00)	—	—	(625.00)	—	—	(625.00)

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	(625.00)	(625.00)			(625.00)	—	—	(625.00)

Subtotal - Loans	(625.00)	(625.00)	—		(625.00)	—	—	(625.00)

—
—
Cash Disbursements - Other		—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

							—	—

TOTAL ALL CASH DISBURSEMENTS	(625.00)	(625.00)	—	—	(625.00)	—	—	(625.00)

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No. 03-13196
TICO Credit Company of Alabama, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period February-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

		Bank Accounts Payroll			Current Month		Cumulative Filing to Date
	Operating		Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	(5.61)
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	($5.61)

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO ALABAMA	Case No. 03-13196	Case No. 03-13196
Monthly Court Report for February-05
FED ID # 57-1109035

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Bank Vernon 176034601	Community Bank 45571377	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—		—

	—						—	—	—
TICO Cash Collected	—			—	—	—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(5.61)	(5.61)	—	—	—	(5.61)	—	—	(5.61)
	—					—	—		—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	(5.61)	(5.61)	—	—	—	(5.61)	—	—	(5.61)

Cash Disbursements - Loans
Loan Proceeds Checks	—	—				—	—		—
Expenses related to Loans	—	—				—	—		—

Subtotal - Loans	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising	—	—				—	—		—
Bank Charges	—	—		—		—	—		—
Claims Funding*	—	—							—
Company Auto	—	—				—	—	—	—
Computer Costs	—	—				—	—	—	—
Dues And Subscriptions	—	—				—	—	—	—
Employee Reimbursements - collections exp	—	—				—	—	—	—
Equipment Rental	—	—				—	—	—	—
Fixed Assets	—	—				—	—	—	—
Forms & Printing	—	—				—	—	—	—
Insurance	—	—				—	—	—	—
Meals & Entertainment	—	—				—	—	—	—
Miscellaneous	—	—				—	—	—	—
Office Expense	—	—				—	—	—	—
Postage	—	—				—	—	—	—
Prepaid Expenses	—	—				—	—	—	—
Prepaid Software ABS	—	—				—	—	—	—
Professional Fees-Ordinary Course	—	—				—	—	—	—
Rent	—	—				—	—	—	—
Repairs & Maintenance	—	—				—	—	—	—
Roadgard	—	—				—	—	—	—
Seminars & Meetings	—	—				—	—	—	—
Taxes & Licenses	—	—				—	—	—	—
Telephone	(5.61)	(5.61)				(5.61)	—	—	(5.61)
Temporary Agency Staff	—	—				—	—	—	—
Travel	—	—				—	—	—	—
Utilities	—	—				—	—	—	—
Interest to Finova	—	—				—	—	—	—
Payroll Paid TTG	—	—	—			—	—	—	—
Payroll Paid SMC	—	—				—	—	—	—
Restructuring Officer	—	—				—	—	—	—
Insurance Renewal	—	—				—	—	—	—
Voyager Payment	—	—				—	—	—	—
Pre-Filing Prepays	—	—				—	—	—	—
Deposit to Lender	—	—				—	—	—	—
US Trustee	—	—				—	—	—	—
Bankruptcy Professionals	—	—				—	—	—	—
Other	—	—				—	—	—	—

Total Other Cash Disbursements	(5.61)	(5.61)	—	—	—	(5.61)	—	—	(5.61)

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	(5.61)	(5.61)	—	—	—	(5.61)	—	—	(5.61)

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—			—	—

In re:	Case No. 03-13193
TICO Credit Company of North Carolina, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period February-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

		Bank Accounts Payroll			Current Month		Cumulative Filing to Date
	Operating		Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-NC	Case No. 03-13193	Case No. 03-13193
Monthly Court Report for February-05
FED ID # 56-2058522

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	167.12	167.12			167.12	—	—	167.12

SUBTOTAL	167.12	167.12	—		167.12	—	—	167.12

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(167.12)	(167.12)	—		(167.12)	—	—	(167.12)
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—		—	—	—	—

Cash Disbursements - Loans
—
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—		—	—	—	—

—
—
Cash Disbursements - Other		—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

						—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—

In re:	Case No. 03-13182
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period February-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

		Bank Accounts Payroll			Current Month		Cumulative Filing to Date
	Operating		Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash – End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	904.87
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$904.87

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO -DELAWARE	Case No. 03-13182
Monthly Court Report for February-05
FED ID # 74-2873274

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	Fifth Third Bank 1050032006	BB&T 5181006058	BB&T 5180186451	BB&T 5180158407	Ohio Valley 8012564	First National Bank 5711347	PNC Bank 3004243118	National City 754211488
Beginning Cash Position	—	—	—	—	—	—	—	—	—	—

—
TICO Cash Collected	—
SM Cash Collected	—
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	6,061.10	6,061.10

SUBTOTAL	6,061.10	6,061.10	—	—	—	—	—	—	—	—

—
—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(5,156.23)	(5,156.23)	—	—	—	—	—	—	—	—
—
—
—
—

Total Cash Receipts and Transfers	904.87	904.87	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—
Expenses related to Loans	—	—

Subtotal - Loans	—	—	—	—	—	—	—	—	—	—

—
—
Cash Disbursements - Other		—
Advertising	—	—
Bank Charges	—			—	—	—	—		—
Claims Funding*	—	—
Company Auto	—	—
Computer Costs	—	—
Dues And Subscriptions	—	—
Employee Reimbursements - collections exp	1,218.23	1,218.23
Equipment Rental	—	—
Fixed Assets	—	—
Forms & Printing	—	—
Insurance	—	—
Meals & Entertainment	—	—
Miscellaneous	—	—
Office Expense	—	—
Postage	—	—
Prepaid Expenses	—	—
Prepaid Software ABS	—	—
Professional Fees-Ordinary Course	—	—
Rent	(313.36)	(313.36)
Repairs & Maintenance	—	—
Roadgard	—	—
Seminars & Meetings	—	—
Taxes & Licenses	—	—
Telephone	—	—
Temporary Agency Staff	—	—
Travel	—	—
Utilities	—	—
Interest to Finova	—	—
Payroll Paid TTG	—	—
Payroll Paid SMC	—	—
Restructuring Officer	—	—
Insurance Renewal	—	—
Voyager Payment	—	—
Pre-Filing Prepays	—	—
Deposit to Lender	—	—
US Trustee	—	—
Bankruptcy Professionals	—	—
Other	—	—

Total Other Cash Disbursements	904.87	904.87	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	904.87	904.87	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—	—	—	—	—	—

THE THAXTON GROUP
Cash Disbursements for TICO -DELAWARE	Case No. 03-13182
Monthly Court Report for
FED ID #

	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—

		—	—	—
TICO Cash Collected	—	—	—	—
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	6,061.10	—	—	6,061.10

SUBTOTAL	6,061.10	—	—	6,061.10

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(5,156.23)	—	—	(5,156.23)
	—	—	—	—
	—	—	—	—
	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	904.87	—	—	904.87

Cash Disbursements - Loans
Loan Proceeds Checks	—			—
Expenses related to Loans	—			—

Subtotal - Loans	—	—	—	—

—
Cash Disbursements - Other	—
Advertising	—	—	—	—
Bank Charges	—	—	—	—
Claims Funding*	—	—	—	—
Company Auto	—	—	—	—
Computer Costs	—	—	—	—
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	1,218.23	—	—	1,218.23
Equipment Rental	—	—	—	—
Fixed Assets	—	—	—	—
Forms & Printing	—	—	—	—
Insurance	—	—	—	—
Meals & Entertainment	—	—	—	—
Miscellaneous	—	—	—	—
Office Expense	—	—	—	—
Postage	—	—	—	—
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	—	—	—	—
Rent	(313.36)	—	—	(313.36)
Repairs & Maintenance	—	—	—	—
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	—	—	—	—
Telephone	—	—	—	—
Temporary Agency Staff	—	—	—	—
Travel	—	—	—	—
Utilities	—	—	—	—
Interest to Finova	—	—	—	—
Payroll Paid TTG	—	—	—	—
Payroll Paid SMC	—	—	—	—
Restructuring Officer	—	—	—	—
Insurance Renewal	—	—	—	—
Voyager Payment	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Deposit to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	—	—	—	—
Other	—	—	—	—

Total Other Cash Disbursements	904.87	—	—	904.87

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	904.87	—	—	904.87

	—	—	—	—

Book Balance per bank rec.

In re:	Case No. 03-13199
TICO Credit Company of Georgia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period February-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

		Bank Accounts Payroll			Current Month		Cumulative Filing to Date
	Operating		Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO Credit of Georgia, Inc.	Case # 03-13199	Case No. 03-13199
Monthly Court Report for February-05
FED ID # 57-1110723

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—			—	—	—	—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—		—			—
Expenses related to Loans	—	—		—			—

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other		—
Advertising	—	—		—			—
Bank Charges	—	—		—	—	—	—
Claims Funding*	—	—		—			—
Company Auto	—	—		—	—	—	—
Computer Costs	—	—		—	—	—	—
Dues And Subscriptions	—	—		—	—	—	—
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	—	—		—	—	—	—
Forms & Printing	—	—		—	—	—	—
Insurance	—	—		—	—	—	—
Meals & Entertainment	—	—		—	—	—	—
Miscellaneous	—	—		—	—	—	—
Office Expense	—	—		—	—	—	—
Postage	—	—		—	—	—	—
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	—	—		—	—	—	—
Professional Fees-Ordinary Course	—	—		—	—	—	—
Rent	—	—		—	—	—	—
Repairs & Maintenance	—	—		—	—	—	—
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	—	—		—	—	—	—
Telephone	—	—		—	—	—	—
Temporary Agency Staff	—	—		—	—	—	—
Travel	—	—		—	—	—	—
Utilities	—	—		—	—	—	—
Interest to Finova	—	—		—	—	—	—
Payroll Paid TTG	—	—	—	—	—	—	—
Payroll Paid SMC	—	—		—	—	—	—
Restructuring Officer	—	—		—	—	—	—
Insurance Renewal	—	—		—	—	—	—
Voyager Payment	—	—		—	—	—	—
Pre-Filing Prepays	—	—		—	—	—	—
Deposit to Lender	—	—		—	—	—	—
US Trustee	—	—		—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
Other	—	—		—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

					—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No. 03-13200
Modern Finance dba TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period February-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

		Bank Accounts Payroll			Current Month		Cumulative Filing to Date
	Operating		Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)

Total Disbursements	614.28

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$614.28

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-OH-MOD	Case No. 03-13200	Case No. 03-13200
Monthly Court Report for February-05
FED ID # 31-4256360

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	National City 394058175	Operating	Payroll	Other	Total
Beginning Cash Position	(0.00)	—	—		(0.00)	—	—	(0.00)

	—					—	—	—
TICO Cash Collected	12,116.02	12,116.02			12,116.02	—	—	12,116.02
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	17,323.47	17,323.47			17,323.47	—	—	17,323.47

SUBTOTAL	29,439.49	29,439.49	—	—	29,439.49	—	—	29,439.49

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(28,825.21)	(28,825.21)	—		(28,825.21)	—	—	(28,825.21)
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	614.28	614.28	—	—	614.28	—	—	614.28

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	(637.26)	(637.26)			(637.26)	—	—	(637.26)

Subtotal - Loans	(637.26)	(637.26)	—	—	(637.26)	—	—	(637.26)

Cash Disbursements - Other
Advertising		—
Bank Charges	—	—		—	—	—	—	—
Claims Funding*	—	—						—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	1,251.54	1,251.54			1,251.54	—	—	1,251.54
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	1,251.54	1,251.54	—	—	1,251.54	—	—	1,251.54

—

TOTAL ALL CASH DISBURSEMENTS	614.28	614.28	—	—	614.28	—	—	614.28

	(0.00)	0.00	—	—	(0.00)	—	—	(0.00)

Book Balance per bank rec.	(0.00)			—

In re:	Case No. 03-13190
Modern Central Recovery	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period February-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

		Bank Accounts Payroll			Current Month		Cumulative Filing to Date
	Operating		Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Modern Central Recovery	Case # 03-13190	Case No. 03-13190
Monthly Court Report for February-05
FED ID # 27-9200069

	Consolidated Totals		WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—			—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—		—	—	—	—
					—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—				—	—	—	—
Claims Funding*	—
Company Auto	—				—	—	—	—
Computer Costs	—				—	—	—	—
Dues And Subscriptions	—				—	—	—	—
Employee Reimbursements - collections exp	—				—	—	—	—
Equipment Rental	—				—	—	—	—
Fixed Assets	—				—	—	—	—
Forms & Printing	—				—	—	—	—
Insurance	—				—	—	—	—
Meals & Entertainment	—				—	—	—	—
Miscellaneous	—				—	—	—	—
Office Expense	—				—	—	—	—
Postage	—				—	—	—	—
Prepaid Expenses	—				—	—	—	—
Prepaid Software ABS	—				—	—	—	—
Professional Fees-Ordinary Course	—				—	—	—	—
Rent	—				—	—	—	—
Repairs & Maintenance	—				—	—	—	—
Roadgard	—				—	—	—	—
Seminars & Meetings	—				—	—	—	—
Taxes & Licenses	—				—	—	—	—
Telephone	—				—	—	—	—
Temporary Agency Staff	—				—	—	—	—
Travel	—				—	—	—	—
Utilities	—				—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	—		—		—	—	—	—
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	0.00	—	—

In re:	Case No. 03-13201
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period February-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

		Bank Accounts Payroll			Current Month		Cumulative Filing to Date
	Operating		Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	(2,090.30)
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	($2,090.30)

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO MISSISSIPPI	Case No. 03-13201	Case No. 03-13201
Monthly Court Report for February-05
FED ID # 64-0560143

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—		—			—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	12,265.98	12,265.98		12,265.98	—	—	12,265.98

SUBTOTAL	12,265.98	12,265.98	—	12,265.98	—	—	12,265.98

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(14,356.28)	(14,356.28)		(14,356.28)	—	—	(14,356.28)
	—			—		—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—			—	—	—	—
Holdback, Deposits and Escrows	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	(2,090.30)	(2,090.30)	—	(2,090.30)	—	—	(2,090.30)

Cash Disbursements - Loans
Loan Proceeds Checks	—	—		—	—	—	—
Expenses related to Loans	(2,529.73)	(2,529.73)		(2,529.73)	—	—	(2,529.73)

Subtotal - Loans	(2,529.73)	(2,529.73)		(2,529.73)	—	—	(2,529.73)

Cash Disbursements - Other	—
Advertising	—	—		—	—	—	—
Bank Charges	—	—		—	—	—	—
Claims Funding*	—	—		—	—	—	—
Company Auto	—	—		—	—	—	—
Computer Costs	—	—		—	—	—	—
Dues And Subscriptions	—	—		—	—	—	—
Employee Reimbursements - collections exp	439.43	439.43		439.43	—	—	439.43
Equipment Rental	—	—		—	—	—	—
Fixed Assets	—	—		—	—	—	—
Forms & Printing	—	—		—	—	—	—
Insurance	—	—		—	—	—	—
Meals & Entertainment	—	—		—	—	—	—
Miscellaneous	—	—		—	—	—	—
Office Expense	—	—		—	—	—	—
Postage	—	—		—	—	—	—
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	—	—		—	—	—	—
Professional Fees-Ordinary Course	—	—		—	—	—	—
Rent	—	—		—	—	—	—
Repairs & Maintenance	—	—		—	—	—	—
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	—	—		—	—	—	—
Telephone	—	—		—	—	—	—
Temporary Agency Staff	—	—		—	—	—	—
Travel	—	—		—	—	—	—
Utilities	—	—		—	—	—	—
Interest to Finova	—	—		—	—	—	—
Payroll Paid TTG	—	—		—	—	—	—
Payroll Paid SMC	—	—		—	—	—	—
Restructuring Officer	—	—		—	—	—	—
Insurance Renewal	—	—		—	—	—	—
Voyager Payment	—	—		—	—	—	—
Pre-Filing Prepays	—	—		—	—	—	—
Proceeds to Lender	—			—	—	—	—
US Trustee	—	—		—	—	—	—
Bankruptcy Professionals	—	—		—	—	—	—
Other - payment to Investment Banker	—			—	—	—	—

Total Other Cash Disbursements	439.43	439.43		439.43	—	—	439.43

TOTAL ALL CASH DISBURSEMENTS	(2,090.30)	(2,090.30)		(2,090.30)	—	—	(2,090.30)

	—	—		—	—	—	—

Book Balance per bank rec.	—

In re:	Case No. 03-13203
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period February-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

		Bank Accounts Payroll			Current Month		Cumulative Filing to Date
	Operating		Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	(71.34)
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	($71.34)

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO TENNESSEE	Case No. 03-13203	Case No. 03-13203
Monthly Court Report for February-05
FED ID # 75-2714829

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	First Federal 163323989	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—	—

	—				—	—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	1,445.37	1,445.37			1,445.37	—	—	1,445.37

SUBTOTAL	1,445.37	1,445.37	—	—	1,445.37	—	—	1,445.37

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(1,516.71)	(1,516.71)	—	—	(1,516.71)	—	—	(1,516.71)
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	(71.34)	(71.34)	—	—	(71.34)	—	—	(71.34)

—
Cash Disbursements - Loans					—
—
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	(91.67)	(91.67)			(91.67)	—	—	(91.67)

Subtotal - Loans	(91.67)	(91.67)	—	—	(91.67)	—	—	(91.67)

—
—
Cash Disbursements - Other					—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	20.33	20.33			20.33	—	—	20.33
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	20.33	20.33	—	—	20.33	—	—	20.33

TOTAL ALL CASH DISBURSEMENTS	(71.34)	(71.34)	—	—	(71.34)	—	—	(71.34)

	(0.00)	(0.00)	—	—	(0.00)	—	—	(0.00)

Book Balance per bank rec.	—			—

In re:	Case No. 03-13197
TICO Credit Company of Tennessee, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period February-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

		Bank Accounts Payroll			Current Month		Cumulative Filing to Date
	Operating		Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO TENN-DORMANT	Case # 03-13197	Case No. 03-13197
Monthly Court Report for February-05
FED ID # 62-1720278

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—		—	—					—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—	—	—				—	—	—	—
Claims Funding*	—	—	—	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—
TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—		—

In re:	Case No. 03-13198
TICO Credit Company of Mississippi, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period February-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

		Bank Accounts Payroll			Current Month		Cumulative Filing to Date
	Operating		Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO MS -DORMANT	Case # 03-13198	Case No. 03-13198
Monthly Court Report for February-05
FED ID # 57-1111184

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—		—	—	—	—

	—			—	—				—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
								—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans

Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges								—	—	—	—
Claims Funding*
Company Auto								—	—	—	—
Computer Costs								—	—	—	—
Dues And Subscriptions								—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
	—		—	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—
	—	—

In re:	Case No. 03-13202
Modern Financial Services, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period February-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

		Bank Accounts Payroll			Current Month		Cumulative Filing to Date
	Operating		Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-OH-MOD-SUB - Inactive DORMANT	Case # 03-13202	Case No. 03-13202
Monthly Court Report for February-05
FED ID # 31-0819992

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—		—	—					—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—	—	—				—	—	—	—
Claims Funding*	—	—	—	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re:	Case No. 03-13204
Thaxton Investment Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period February-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

		Bank Accounts Payroll			Current Month		Cumulative Filing to Date
	Operating		Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Investment Company	Case No. 03-13204	Case No. 03-13204
Monthly Court Report for February-05
FED ID # 57-1076628

	Consolidated Totals	First Citizens Bank 650001120701	SCBT of Piedmont 30020101	Spratt Savings & Loan 70726	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825648 2000014825114	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—								—	—	—	—

	—									—	—	—
TICO Cash Collected	—								—	—	—	—
SM Cash Collected	—								—	—	—	—
TIG Cash Collected	—								—	—	—	—
TPF Cash Collected	—								—	—	—	—
TCL Cash Collected	—								—	—	—	—
Other Income Collected	—	No Activity - Holding Company - all activity recorded at subsidiary level.							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—								—	—	—	—
	—								—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—								—	—	—	—
	—								—	—	—	—
	—								—	—	—	—
	—								—	—	—	—
	—								—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—								—	—	—	—
Claims Funding*	—
Company Auto	—								—	—	—	—
Computer Costs	—								—	—	—	—
Dues And Subscriptions	—								—	—	—	—
Employee Reimbursements - collections exp	—								—	—	—	—
Equipment Rental	—								—	—	—	—
Fixed Assets	—								—	—	—	—
Forms & Printing	—								—	—	—	—
Insurance	—								—	—	—	—
Meals & Entertainment	—								—	—	—	—
Miscellaneous	—								—	—	—	—
Office Expense	—								—	—	—	—
Postage	—								—	—	—	—
Prepaid Expenses	—								—	—	—	—
Prepaid Software ABS	—								—	—	—	—
Professional Fees-Ordinary Course	—								—	—	—	—
Rent	—								—	—	—	—
Repairs & Maintenance	—								—	—	—	—
Roadgard	—								—	—	—	—
Seminars & Meetings	—								—	—	—	—
Taxes & Licenses	—								—	—	—	—
Telephone	—								—	—	—	—
Temporary Agency Staff	—								—	—	—	—
Travel	—								—	—	—	—
Utilities	—								—	—	—	—
Interest to Finova	—								—	—	—	—
Payroll Paid TTG	—								—	—	—	—
Payroll Paid SMC	—								—	—	—	—
Restructuring Officer	—								—	—	—	—
Insurance Renewal	—								—	—	—	—
Voyager Payment	—								—	—	—	—
Pre-Filing Prepays	—								—	—	—	—
Deposit to Lender	—								—	—	—	—
US Trustee	—								—	—	—	—
Bankruptcy Professionals	—								—	—	—	—
	—								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—	—

									—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—	—

	—								—	—	—	—

Book Balance per bank rec

THE THAXTON GROUP
SUMMARY - SOUTHERN MANAGEMENT	Case No.
Monthly Court Report for February-05
FED ID #

	Consolidated Totals	Covington Credit- OK 03-13208	Covington Credit of Texas 03-13211	Southern Finance of South Carolina 03-13212	Covington Credit of Georgia 03-13209	Quick Credit 03- 13213	Southern Finance of Tennessee 03-13206	Corporate HQ 03-13205	Operating	Payroll	Other	Total
Beginning Cash Position	2,103,921.31	257,478.97	926,232.05	556,860.20	52,864.01	—	181,600.30	128,885.78	2,103,921.31	—	—	2,103,921.31

	—	—	—	—	—	—	—			—	—	—
TICO Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
SM Cash Collected	12,036,384.85	352,321.50	2,695,149.38	2,882,294.65	1,395,320.74	1,554,582.72	1,182,883.33	1,973,832.53	12,036,384.85	—	—	12,036,384.85
TIG Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
Other Income Collected	13,383.65	30.99	3,515.36	4,310.60	313.37	234.47	1,621.45	3,357.41	13,383.65	—	—	13,383.65

SUBTOTAL	12,049,768.50	352,352.49	2,698,664.74	2,886,605.25	1,395,634.11	1,554,817.19	1,184,504.78	1,977,189.94	12,049,768.50	—	—	12,049,768.50

	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	(2,461,717.23)	2,461,717.23	—	—
GENERAL LEDGER SWEEPS AND TRANSFERS	(6,023,299.40)	(124,266.66)	(1,308,006.52)	(1,134,195.44)	(500,041.52)	(666,922.11)	(510,535.30)	(1,779,331.85)	(6,023,299.40)	—	—	(6,023,299.40)
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	6,026,469.10	228,085.83	1,390,658.22	1,752,409.81	895,592.59	887,895.08	673,969.48	197,858.09	3,564,751.87	2,461,717.23	—	6,026,469.10

		—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—
Loan Proceeds Checks	2,678,781.97	98,073.04	746,753.49	765,186.26	320,855.86	389,471.33	358,441.99	—	2,678,781.97			2,678,781.97
Expenses related to Loans	281,778.88	10,346.96	65,919.25	80,706.70	43,573.43	51,252.95	29,979.59	—	281,778.88			281,778.88

Subtotal - Loans	2,960,560.85	108,420.00	812,672.74	845,892.96	364,429.29	440,724.28	388,421.58	—	2,960,560.85			2,960,560.85

		—	—	—	—	—	—	—	—			—
		—	—	—	—	—	—	—	—			—
Cash Disbursements - Other		—	—	—	—	—	—	—	—			—
Advertising	27,979.98	1,753.36	7,981.92	6,979.95	3,790.34	3,355.74	2,668.67	1,450.00	27,979.98			27,979.98
Bank Charges	18,152.04	—	—	—	—	—	—	18,152.04	18,152.04	—	—	18,152.04
Claims Funding*	105,761.50	8,974.82	28,545.79	12,399.72	4,918.86	9,025.93	16,080.16	25,816.22	105,761.50			105,761.50
Company Auto	3,775.68	326.98	157.58	1,198.00	54.26	—	—	2,038.86	3,775.68	—	—	3,775.68
Computer Costs	6,512.68	153.47	716.21	720.58	807.33	429.18	559.93	3,125.98	6,512.68	—	—	6,512.68
Dues And Subscriptions	782.74	—	—	353.15	—	—	179.59	250.00	782.74	—	—	782.74
Employee Reimbursements - collections exp	—	—	—	—	—	—	—	—	—	—	—	—
Equipment Rental	2,731.16	—	96.81	—	—	247.50	—	2,386.85	2,731.16	—	—	2,731.16
Fixed Assets	4,452.11	—	3,930.21	—	521.90	—	—	—	4,452.11	—	—	4,452.11
Forms & Printing	53,218.87	1,418.50	11,006.81	10,471.05	5,268.66	4,171.34	2,969.47	17,913.04	53,218.87	—	—	53,218.87
Insurance	42,047.52	868.40	7,492.76	5,205.38	3,177.12	3,434.68	2,149.40	19,719.78	42,047.52	—	—	42,047.52
Meals & Entertainment	12,956.14	572.88	4,405.47	4,485.57	1,668.56	4.15	575.44	1,244.07	12,956.14	—	—	12,956.14
Miscellaneous	8,120.17	190.00	1,932.50	1,572.50	707.50	1,092.00	1,025.00	1,600.67	8,120.17	—	—	8,120.17
Office Expense	6,143.12	285.55	1,626.74	492.64	413.59	122.68	103.96	3,097.96	6,143.12	—	—	6,143.12
Postage	33,411.97	1,242.24	8,108.12	7,264.89	3,297.65	2,832.73	1,986.23	8,680.11	33,411.97	—	—	33,411.97
Prepaid Expenses	—	—	—	—	—	—	—	—	—	—	—	—
Prepaid Software ABS	19,210.31	946.64	6,389.82	4,258.22	3,193.26	2,603.26	1,656.62	162.49	19,210.31	—	—	19,210.31
Professional Fees-Ordinary Course	435.10	435.10	—	—	—	—	—	—	435.10	—	—	435.10
Rent	177,815.06	6,586.75	57,727.79	36,911.25	23,717.88	19,253.23	17,164.19	16,453.97	177,815.06	—	—	177,815.06
Repairs & Maintenance	17,644.44	905.90	5,666.00	4,065.99	2,694.76	2,550.62	1,761.17	—	17,644.44	—	—	17,644.44
Roadgard	—	—	—	—	—	—	—	—	—	—	—	—
Seminars & Meetings	3,606.51	—	108.25	586.52	471.26	—	—	2,440.48	3,606.51	—	—	3,606.51
Taxes & Licenses	28,670.05	272.38	8,025.90	9,675.61	6,013.18	4,542.98	—	140.00	28,670.05	—	—	28,670.05
Telephone	89,724.90	3,286.93	20,823.33	23,110.77	13,769.06	12,759.88	8,486.89	7,488.04	89,724.90	—	—	89,724.90
Temporary Agency Staff	2,976.95	—	—	—	—	—	—	2,976.95	2,976.95	—	—	2,976.95
Travel	54,073.26	1,869.26	6,743.12	5,174.16	3,628.15	286.62	2,854.48	33,517.47	54,073.26	—	—	54,073.26
Utilities	40,279.17	3,073.48	12,274.52	8,815.62	6,544.42	5,420.40	4,150.73	—	40,279.17	—	—	40,279.17
Interest to Finova	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid TTG	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid SMC	2,461,717.23	86,173.51	420,681.26	740,253.83	388,749.02	327,637.71	241,383.83	256,838.07	—	2,461,717.23	—	2,461,717.23
Restructuring Officer	—	—	—	—	—	—	—	—	—	—	—	—
Insurance Renewal	—	—	—	—	—	—	—	—	—	—	—	—
Credit Insurance Payments	210,453.99	—	—	90,481.89	72,571.93	47,400.17	—	—	210,453.99	—	—	210,453.99
Pre-Filing Prepays	—	—	—	—	—	—	—	—	—	—	—	—
Deposit to Lender	—	—	—	—	—	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—	—	—	—	—

Total Other Cash Disbursements	3,432,652.65	119,336.15	614,440.91	974,477.29	545,978.69	447,170.80	305,755.76	425,493.05	970,935.42	2,461,717.23	—	3,432,652.65

		—	—		—				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	6,393,213.50	227,756.15	1,427,113.65	1,820,370.25	910,407.98	887,895.08	694,177.34	425,493.05	3,931,496.27	2,461,717.23	—	6,393,213.50

			—

	1,737,176.91	257,808.65	889,776.62	488,899.76	38,048.62	—	161,392.44	(98,749.18)	1,737,176.91	—	—	1,737,176.91

Book Balance per bank rec.	1,737,176.91	257,808.65	889,776.62	488,899.76	38,048.62	—	161,392.44	(98,749.18)

THE THAXTON GROUP
Cash Disbursements for Southern Management Corp Consolidated	Wachovia 2000014825127
Monthly Court Report for February-05	ACCOUNT # 2079900430903
FED ID #

ZBA ACCOUNTS	Consolidated Totals	Covington Credit- OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	CORPORATE HQ
Beginning Cash Position	—	—	—	—	—	—		—

	—
TICO Cash Collected	—
SM Cash Collected	—
TIG Cash Collected	—	—
TPF Cash Collected	—	—
TCL Cash Collected	—	—
Other Income Collected	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	4,840,546.70	188,009.41	1,427,930.48	1,478,594.69	727,571.66	729,534.88	579,636.80	(290,731.22)
OUTSTANDING CHECKS	—					—
Account # 2000014825127	—
Account # 2079900430903	—
	—

Total Cash Receipts and Transfers	4,840,546.70	188,009.41	1,427,930.48	1,478,594.69	727,571.66	729,534.88	579,636.80	(290,731.22)

Cash Disbursements - Loans
Loan Proceeds Checks	2,678,781.97	98,073.04	746,753.49	765,186.26	320,855.86	389,471.33	358,441.99
Expenses related to Loans	281,778.88	10,346.96	65,919.25	80,706.70	43,573.43	51,252.95	29,979.59	—

Subtotal - Loans	2,960,560.85	108,420.00	812,672.74	845,892.96	364,429.29	440,724.28	388,421.58	—

Cash Disbursements - Other
Advertising	27,979.98	1,753.36	7,981.92	6,979.95	3,790.34	3,355.74	2,668.67	1,450.00
Bank Charges	18,152.04							18,152.04
Claims Funding*	105,761.50	8,974.82	28,545.79	12,399.72	4,918.86	9,025.93	16,080.16	25,816.22
Company Auto	3,775.68	326.98	157.58	1,198.00	54.26			2,038.86
Computer Costs	6,512.68	153.47	716.21	720.58	807.33	429.18	559.93	3,125.98
Dues And Subscriptions	782.74			353.15			179.59	250.00
Employee Reimbursements - collections exp	—
Equipment Rental	2,731.16		96.81			247.50		2,386.85
Fixed Assets	4,452.11		3,930.21		521.90
Forms & Printing	53,218.87	1,418.50	11,006.81	10,471.05	5,268.66	4,171.34	2,969.47	17,913.04
Insurance	42,047.52	868.40	7,492.76	5,205.38	3,177.12	3,434.68	2,149.40	19,719.78
Meals & Entertainment	12,956.14	572.88	4,405.47	4,485.57	1,668.56	4.15	575.44	1,244.07
Miscellaneous	8,120.17	190.00	1,932.50	1,572.50	707.50	1,092.00	1,025.00	1,600.67
Office Expense	6,143.12	285.55	1,626.74	492.64	413.59	122.68	103.96	3,097.96
Postage	33,411.97	1,242.24	8,108.12	7,264.89	3,297.65	2,832.73	1,986.23	8,680.11
Prepaid Expenses	—
Prepaid Software ABS	19,210.31	946.64	6,389.82	4,258.22	3,193.26	2,603.26	1,656.62	162.49
Professional Fees-Ordinary Course	435.10	435.10
Rent	177,815.06	6,586.75	57,727.79	36,911.25	23,717.88	19,253.23	17,164.19	16,453.97
Repairs & Maintenance	17,644.44	905.90	5,666.00	4,065.99	2,694.76	2,550.62	1,761.17
Roadgard	—
Seminars & Meetings	3,606.51		108.25	586.52	471.26			2,440.48
Taxes & Licenses	28,670.05	272.38	8,025.90	9,675.61	6,013.18	4,542.98		140.00
Telephone	89,724.90	3,286.93	20,823.33	23,110.77	13,769.06	12,759.88	8,486.89	7,488.04
Temporary Agency Staff	2,976.95							2,976.95
Travel	54,073.26	1,869.26	6,743.12	5,174.16	3,628.15	286.62	2,854.48	33,517.47
Utilities	40,279.17	3,073.48	12,274.52	8,815.62	6,544.42	5,420.40	4,150.73
Interest to Finova	—
Payroll Paid TTG	—
	1,503,049.17	46,426.77	421,498.09	398,478.27	205,912.70	169,277.51	126,843.29	134,612.54
Restructuring Officer	—
Insurance Renewal	—
Credit Insurance Carrier	210,453.99			90,481.89	72,571.93	47,400.17
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	—

Total Other Cash Disbursements	2,473,984.59	79,589.41	615,257.74	632,701.73	363,142.37	288,810.60	191,215.22	303,267.52

TOTAL ALL CASH DISBURSEMENTS	5,434,545.44	188,009.41	1,427,930.48	1,478,594.69	727,571.66	729,534.88	579,636.80	303,267.52

	(593,998.74)	—	—	—	—	—	—	(593,998.74)

Book Balance per bank rec.		—	—		—	—		(593,998.74)

In re:	Case No. 03-13208
Covington Credit, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period February-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

		Bank Accounts Payroll			Current Month		Cumulative Filing to Date
	Operating		Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	227,756.15
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$227,756.15

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit, Inc	Case No. 03-13208	Case No.
Monthly Court Report for February-05
FED ID # 57-1094987

	Consolidated Totals	Arvest Bank 11682857	Arvest Bank 11275222	F&M Bank & Trust Company 349836	F&M Bank & Trust Company 352357	RCB Bank 621656	WACHOVIA DISBURSE- MENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Central National 212407	ARVEST 11860459	ARVEST 570344986		Operating	Payroll	Other
Beginning Cash Position	257,478.97	26,717.57	55,001.33	25,959.04	19,208.29	21,152.50	—	—	18,962.68	80,781.55	9,696.01		257,478.97	—	—

	—												—	—	—
TICO Cash Collected	—												—	—	—
SM Cash Collected	352,321.50	45,342.69	26,471.26	45,128.30	36,415.48	49,737.89	(25,805.54)	39,746.74	57,654.53	33,812.31	43,817.84		312,574.76	39,746.74	—
TIG Cash Collected	—												—	—	—
TPF Cash Collected	—												—	—	—
TCL Cash Collected	—												—	—	—
Other Income Collected	30.99						30.99						30.99	—	—

SUBTOTAL	352,352.49	45,342.69	26,471.26	45,128.30	36,415.48	49,737.89	(25,774.55)	39,746.74	57,654.53	33,812.31	43,817.84	—	312,605.75	39,746.74	—

	—												—	—	—
	—												—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(124,266.66)	(42,514.50)	(20,303.00)	(51,484.28)	(37,328.03)	(53,843.95)	213,783.96		(60,603.32)	(25,618.64)	(46,354.90)		(124,266.66)	—	—
	—												—	—	—
	—												—	—	—
	—												—	—	—
	—												—	—	—

Total Cash Receipts and Transfers	228,085.83	2,828.19	6,168.26	(6,355.98)	(912.55)	(4,106.06)	188,009.41	39,746.74	(2,948.79)	8,193.67	(2,537.06)	—	188,339.09	39,746.74	—

													—	—
Cash Disbursements - Loans													—	—
													—	—
Loan Proceeds Checks	98,073.04						98,073.04						98,073.04	—
Expenses related to Loans	10,346.96						10,346.96						10,346.96	—

Subtotal - Loans	108,420.00	—	—	—	—	—	108,420.00	—	—	—	—		108,420.00	—	—

													—	—
													—	—
Cash Disbursements - Other	—												—	—
Advertising	1,753.36						1,753.36						1,753.36	—
Bank Charges	—						—						—	—	—
Claims Funding*	8,974.82						8,974.82						8,974.82	—
Company Auto	326.98						326.98						326.98	—	—
Computer Costs	153.47						153.47						153.47	—	—
Dues And Subscriptions	—						—						—	—	—
Employee Reimbursements - collections exp	—						—						—	—	—
Equipment Rental	—						—						—	—	—
Fixed Assets	—						—						—	—	—
Forms & Printing	1,418.50						1,418.50						1,418.50	—	—
Insurance	868.40						868.40						868.40	—	—
Meals & Entertainment	572.88						572.88						572.88	—	—
Miscellaneous	190.00						190.00						190.00	—	—
Office Expense	285.55						285.55						285.55	—	—
Postage	1,242.24						1,242.24						1,242.24	—	—
Prepaid Expenses	—						—						—	—	—
Prepaid Software ABS	946.64						946.64						946.64	—	—
Professional Fees-Ordinary Course	435.10						435.10						435.10	—	—
Rent	6,586.75						6,586.75						6,586.75	—	—
Repairs & Maintenance	905.90						905.90						905.90	—	—
Roadgard	—						—						—	—	—
Seminars & Meetings	—						—						—	—	—
Taxes & Licenses	272.38						272.38						272.38	—	—
Telephone	3,286.93						3,286.93						3,286.93	—	—
Temporary Agency Staff	—						—						—	—	—
Travel	1,869.26						1,869.26						1,869.26	—	—
Utilities	3,073.48						3,073.48						3,073.48	—	—
Interest to Finova	—						—						—	—	—
Payroll Paid TTG	—						—						—	—	—
Payroll Paid SMC	86,173.51						46,426.77	39,746.74					46,426.77	39,746.74	—
Restructuring Officer	—						—						—	—	—
Insurance Renewal	—						—						—	—	—
Voyager Payment	—						—						—	—	—
Pre-Filing Prepays	—						—						—	—	—
Deposit to Lender	—						—						—	—	—
US Trustee	—						—						—	—	—
Bankruptcy Professionals	—						—						—	—	—
Other	—						—						—	—	—

Total Other Cash Disbursements	119,336.15	—	—	—	—	—	79,589.41	39,746.74	—	—	—		79,589.41	39,746.74	—

													—	—	—

TOTAL ALL CASH DISBURSEMENTS	227,756.15	—	—	—	—	—	188,009.41	39,746.74	—	—	—		188,009.41	39,746.74	—

	257,808.65	29,545.76	61,169.59	19,603.06	18,295.74	17,046.44	—	—	16,013.89	88,975.22	7,158.95		257,808.65	—	—

Ending Bank Balance per bank rec.	257,808.65	29,545.76	61,169.59	19,603.06	18,295.74	17,046.44			16,013.89	88,975.22	7,158.95

In re:	Case No. 03-13212
Southern Finance of South Carolina, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period February-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

		Bank Accounts Payroll			Current Month		Cumulative Filing to Date
	Operating		Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,820,370.25
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$1,820,370.25

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Finance-SC	Case # 03-13212	Case No. 03-13212
Monthly Court Report for February-05
FED ID # 57-0827143

	Consolidated Totals	Peoples 1170002977	Exchange Bank of S.C. 510004702501	BB&T 5125815210	Regions Bank 3858010811	South Carolina Bank and Trust 270002033	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS
Beginning Cash Position	556,860.20	17,279.91	11,146.19	23,081.97	397,721.70	16,576.05		—

	—
TICO Cash Collected	—
SM Cash Collected	2,882,294.65	56,626.08	63,651.08	59,932.83	2,155,557.23	95,030.27	54,346.14
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	4,310.60						4,310.60

SUBTOTAL	2,886,605.25	56,626.08	63,651.08	59,932.83	2,155,557.23	95,030.27	58,656.74	—

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(1,134,195.44)	(59,403.19)	(66,119.53)	(63,816.07)	(2,188,533.90)	(97,476.28)	1,419,937.95	341,775.56
	—
	—
	—
	—

Total Cash Receipts and Transfers	1,752,409.81	(2,777.11)	(2,468.45)	(3,883.24)	(32,976.67)	(2,446.01)	1,478,594.69	341,775.56

Cash Disbursements - Loans
Loan Proceeds Checks	765,186.26						765,186.26
Expenses related to Loans	80,706.70						80,706.70

Subtotal -Loans	845,892.96						845,892.96

Cash Disbursements - Other
Advertising	6,979.95						6,979.95
Bank Charges	—
Claims Funding*	12,399.72						12,399.72
Company Auto	1,198.00						1,198.00
Computer Costs	720.58						720.58
Dues And Subscriptions	353.15						353.15
Employee Reimbursements - collections exp	—						—
Equipment Rental	—						—
Fixed Assets	—						—
Forms & Printing	10,471.05						10,471.05
Insurance	5,205.38						5,205.38
Meals & Entertainment	4,485.57						4,485.57
Miscellaneous	1,572.50						1,572.50
Office Expense	492.64						492.64
Postage	7,264.89						7,264.89
Prepaid Expenses	—						—
Prepaid Software ABS	4,258.22						4,258.22
Professional Fees-Ordinary Course	—						—
Rent	36,911.25						36,911.25
Repairs & Maintenance	4,065.99						4,065.99
Roadgard	—						—
Seminars & Meetings	586.52						586.52
Taxes & Licenses	9,675.61						9,675.61
Telephone	23,110.77						23,110.77
Temporary Agency Staff	—						—
Travel	5,174.16						5,174.16
Utilities	8,815.62						8,815.62
Interest to Finova	—						—
Payroll Paid TTG	—						—
Payroll Paid SMC	740,253.83						398,478.27	341,775.56
Restructuring Officer	—						—
Insurance Renewal	—						—
Voyager Payment	90,481.89						90,481.89
Pre-Filing Prepays	—						—
Deposit to Lender	—						—
US Trustee	—						—
Bankruptcy Professionals	—						—
Other	—						—

Total Other Cash Disbursements	974,477.29	—	—	—	—	—	632,701.73	341,775.56

TOTAL ALL CASH DISBURSEMENTS	1,820,370.25	—	—	—	—	—	1,478,594.69	341,775.56

	488,899.76	14,502.80	8,677.74	19,198.73	364,745.03	14,130.04	—	—

Book Balance per bank rec.	488,899.76	14,502.80	8,677.74	19,198.73	364,745.03	14,130.04

	South Carolina Bank and Trust 270002041	South Carolina Bank and Trust 270002058	Palmetto Bank 11055855	Operating	Payroll	Other	Total
Beginning Cash Position	19,846.92	24,083.10	47,124.36	556,860.20	—	—	556,860.20

					—	—	—
TICO Cash Collected				—	—	—	—
SM Cash Collected	79,462.77	77,581.03	240,107.22	2,882,294.65	—	—	2,882,294.65
TIG Cash Collected				—	—	—	—
TPF Cash Collected				—	—	—	—
TCL Cash Collected				—	—	—	—
Other Income Collected				4,310.60	—	—	4,310.60

SUBTOTAL	79,462.77	77,581.03	240,107.22	2,886,605.25	—	—	2,886,605.25

				—	—	—	—
				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(85,314.32)	(82,078.48)	(253,167.18)	(1,475,971.00)	341,775.56	—	(1,134,195.44)
				—	—	—	—
				—	—	—	—
				—	—	—	—
				—	—	—	—

Total Cash Receipts and Transfers	(5,851.55)	(4,497.45)	(13,059.96)	1,410,634.25	341,775.56	—	1,752,409.81

				—
Cash Disbursements - Loans				—
				—
Loan Proceeds Checks				765,186.26			765,186.26
Expenses related to Loans				80,706.70			80,706.70

Subtotal -Loans				845,892.96			845,892.96

				—
				—
Cash Disbursements - Other				—
Advertising				6,979.95			6,979.95
Bank Charges				—	—	—	—
Claims Funding*				12,399.72			12,399.72
Company Auto				1,198.00	—	—	1,198.00
Computer Costs				720.58	—	—	720.58
Dues And Subscriptions				353.15	—	—	353.15
Employee Reimbursements - collections exp				—	—	—	—
Equipment Rental				—	—	—	—
Fixed Assets				—	—	—	—
Forms & Printing				10,471.05	—	—	10,471.05
Insurance				5,205.38	—	—	5,205.38
Meals & Entertainment				4,485.57	—	—	4,485.57
Miscellaneous				1,572.50	—	—	1,572.50
Office Expense				492.64	—	—	492.64
Postage				7,264.89	—	—	7,264.89
Prepaid Expenses				—	—	—	—
Prepaid Software ABS				4,258.22	—	—	4,258.22
Professional Fees-Ordinary Course				—	—	—	—
Rent				36,911.25	—	—	36,911.25
Repairs & Maintenance				4,065.99	—	—	4,065.99
Roadgard				—	—	—	—
Seminars & Meetings				586.52	—	—	586.52
Taxes & Licenses				9,675.61	—	—	9,675.61
Telephone				23,110.77	—	—	23,110.77
Temporary Agency Staff				—	—	—	—
Travel				5,174.16	—	—	5,174.16
Utilities				8,815.62	—	—	8,815.62
Interest to Finova				—	—	—	—
Payroll Paid TTG				—	—	—	—
Payroll Paid SMC				398,478.27	341,775.56	—	740,253.83
Restructuring Officer				—	—	—	—
Insurance Renewal				—	—	—	—
Voyager Payment				90,481.89	—	—	90,481.89
Pre-Filing Prepays				—	—	—	—
Deposit to Lender				—	—	—	—
US Trustee				—	—	—	—
Bankruptcy Professionals				—	—	—	—
Other				—	—	—	—

Total Other Cash Disbursements	—	—	—	974,477.29	—	—	974,477.29

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	1,478,594.69	341,775.56	—	1,820,370.25

	13,995.37	19,585.65	34,064.40	488,899.76	—	—	488,899.76

Book Balance per bank rec.	13,995.37	19,585.65	34,064.40

In re:	Case No. 03-13211
Covington Credit of Texas, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period February-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

		Bank Accounts Payroll			Current Month		Cumulative Filing to Date
	Operating		Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,427,113.65
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$1,427,113.65

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas	Case # 03-13211
Monthly Court Report for February-05
FED ID # 57-1002963

	Consolidated Totals	1st Commerce Bank	1st Commerce Bank	American Bank of Texas	American National Bank	Bank of Texas	Community Bank & Trust	First State Bank
		350188	381959	1002218089	0010944	3000010649	100102889	2702488

Beginning Cash Position	926,232.05	17,745.65	15,717.84	10,956.58	14,006.03	20,789.21	27,849.00	21,985.33

	—
TICO Cash Collected	—
SM Cash Collected	2,695,149.38	57,618.43	71,264.52	62,918.17	77,207.96	48,938.11	81,742.02	62,954.19
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	3,515.36

SUBTOTAL	2,698,664.74	57,618.43	71,264.52	62,918.17	77,207.96	48,938.11	81,742.02	62,954.19

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(1,308,006.52)	(61,094.38)	(74,710.23)	(64,175.73)	(77,482.73)	(51,085.06)	(86,503.75)	(62,883.31)
	—					—
	—
	—
	—

Total Cash Receipts and Transfers	1,390,658.22	(3,475.95)	(3,445.71)	(1,257.56)	(274.77)	(2,146.95)	(4,761.73)	70.88

Cash Disbursements - Loans
Loan Proceeds Checks	746,753.49
Expenses related to Loans	65,919.25

Subtotal - Loans	812,672.74	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising	7,981.92
Bank Charges	—
Claims Funding*	28,545.79
Company Auto	157.58
Computer Costs	716.21
Dues And Subscriptions	—
Employee Reimbursements - collections exp	—
Equipment Rental	96.81
Fixed Assets	3,930.21
Forms & Printing	11,006.81
Insurance	7,492.76
Meals & Entertainment	4,405.47
Miscellaneous	1,932.50
Office Expense	1,626.74
Postage	8,108.12
Prepaid Expenses	—
Prepaid Software ABS	6,389.82
Professional Fees-Ordinary Course	—
Rent	57,727.79
Repairs & Maintenance	5,666.00
Roadgard	—
Seminars & Meetings	108.25
Taxes & Licenses	8,025.90
Telephone	20,823.33
Temporary Agency Staff	—
Travel	6,743.12
Utilities	12,274.52
Interest to Finova	—
Payroll Paid TTG	—
Payroll Paid SMC	420,681.26
Restructuring Officer	—
Insurance Renewal	—
Voyager Payment	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	—

Total Other Cash Disbursements	614,440.91	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,427,113.65	—	—	—	—	—	—	—

	889,776.62	14,269.70	12,272.13	9,699.02	13,731.26	18,642.26	23,087.27	22,056.21

Book Balance per bank rec.	889,776.62	14,269.70	12,272.13	9,699.02	13,731.26	18,642.26	23,087.27	22,056.21

	Frost National Bank	Hibernia National Bank	International Bank of Commerce	Kleberg First National Bank	Liberty Bank	Liberty National Bank	Prosperity Bank
	460020362	04122623	9004201	123390	2102872900	126979	2794981

Beginning Cash Position	23,858.21	15,947.05	125,546.61	19,401.69	16,246.37	21,713.94	22,041.71

TICO Cash Collected
SM Cash Collected	51,520.93	46,919.55	830,909.66	69,824.08	47,506.15	53,548.23	49,475.73
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected

SUBTOTAL	51,520.93	46,919.55	830,909.66	69,824.08	47,506.15	53,548.23	49,475.73

GENERAL LEDGER DEPOSITS AND TRANSFERS	(52,106.84)	(50,496.30)	(831,718.73)	(75,623.72)	(47,876.31)	(58,609.33)	(53,534.47)

Total Cash Receipts and Transfers	(585.91)	(3,576.75)	(809.07)	(5,799.64)	(370.16)	(5,061.10)	(4,058.74)

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

Total Other Cash Disbursements	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	23,272.30	12,370.30	124,737.54	13,602.05	15,876.21	16,652.84	17,982.97

Book Balance per bank rec.	23,272.30	12,370.30	124,737.54	13,602.05	15,876.21	16,652.84	17,982.97

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas
Monthly Court Report for
FED ID #

	Prosperity Bank	Prosperity Bank	Prosperity Bank	Community Bank & Trust	Guaranty Bank	Guaranty Bank	Guaranty Bank	Guaranty Bank
	2795011	2795791	75137494	11798527	380-3594062	380-3594567	380-3594609	380-3594559
Beginning Cash Position	17,131.84	9,740.96	22,715.49	34,596.12	9,887.45	50,354.58	31,940.03	60,947.77

TICO Cash Collected		—
SM Cash Collected	70,430.46	70,930.17	34,768.52	63,312.88	25,320.31	51,043.22	52,838.43	52,652.02
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected		—
Other Income Collected

SUBTOTAL	70,430.46	70,930.17	34,768.52	63,312.88	25,320.31	51,043.22	52,838.43	52,652.02

GENERAL LEDGER DEPOSITS AND TRANSFERS	(74,524.77)	(72,206.06)	(38,991.27)	(67,993.12)	(25,547.86)	(54,343.09)	(57,266.77)	(55,184.80)

Total Cash Receipts and Transfers	(4,094.31)	(1,275.89)	(4,222.75)	(4,680.24)	(227.55)	(3,299.87)	(4,428.34)	(2,532.78)

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges		—				—	—	—
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	13,037.53	8,465.07	18,492.74	29,915.88	9,659.90	47,054.71	27,511.69	58,414.99

Book Balance per bank rec.	13,037.53	8,465.07	18,492.74	29,915.88	9,659.90	47,054.71	27,511.69	58,414.99

	Guaranty Bank	Guaranty Bank	Union Planter’s Bank	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Wells Fargo	Wells Fargo
	380-3594542	380-3594153	0080129775			4231233624	4231337470
Beginning Cash Position	80,175.33	49,608.26	19,861.46	—	—	20,084.87	17,988.81

TICO Cash Collected
SM Cash Collected	58,611.89	45,499.68	50,882.96	16,818.03		60,544.24	64,799.99
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected				3,515.36

SUBTOTAL	58,611.89	45,499.68	50,882.96	20,333.39	—	60,544.24	64,799.99

GENERAL LEDGER DEPOSITS AND TRANSFERS	(61,643.87)	(299.58)	(51,646.69)	986,099.00	420,681.26	(63,552.67)	(66,564.24)

Total Cash Receipts and Transfers	(3,031.98)	45,200.10	(763.73)	1,006,432.39	420,681.26	(3,008.43)	(1,764.25)

Cash Disbursements - Loans
Loan Proceeds Checks				746,753.49
Expenses related to Loans				65,919.25

Subtotal - Loans	—	—	—	812,672.74	—	—	—

Cash Disbursements - Other
Advertising				7,981.92
Bank Charges	—
Claims Funding*				28,545.79
Company Auto				157.58
Computer Costs				716.21
Dues And Subscriptions				—
Employee Reimbursements - collections exp				—
Equipment Rental				96.81
Fixed Assets				3,930.21
Forms & Printing				11,006.81
Insurance				7,492.76
Meals & Entertainment				4,405.47
Miscellaneous				1,932.50
Office Expense				1,626.74
Postage				8,108.12
Prepaid Expenses				—
Prepaid Software ABS				6,389.82
Professional Fees-Ordinary Course				—
Rent				57,727.79
Repairs & Maintenance				5,666.00
Roadgard				—
Seminars & Meetings				108.25
Taxes & Licenses				8,025.90
Telephone				20,823.33
Temporary Agency Staff				—
Travel				6,743.12
Utilities				12,274.52
Interest to Finova				—
Payroll Paid TTG				—
Payroll Paid SMC					420,681.26
Restructuring Officer				—
Insurance Renewal				—
Voyager Payment				—
Pre-Filing Prepays				—
Deposit to Lender				—
US Trustee				—
Bankruptcy Professionals				—
Other				—

Total Other Cash Disbursements	—	—	—	193,759.65	420,681.26	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	1,006,432.39	420,681.26	—	—

	77,143.35	94,808.36	19,097.73	—	—	17,076.44	16,224.56

Book Balance per bank rec.	77,143.35	94,808.36	19,097.73			17,076.44	16,224.56

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas	Case No. 03-13211
Monthly Court Report for
FED ID #

	Wells Fargo 5505312659	Wells Fargo 5690474692	Wells Fargo 5880617148	Wells Fargo 7390259432	First National Bank Texas 001100998	Operating	Payroll	Other	Total
Beginning Cash Position	29,142.02	18,388.47	23,742.00	21,068.40	35,052.97	926,232.05	—	—	926,232.05

							—	—	—
TICO Cash Collected						—	—	—	—
SM Cash Collected	35,546.79	55,451.70	59,369.73	69,031.94	144,948.69	2,695,149.38	—	—	2,695,149.38
TIG Cash Collected						—	—	—	—
TPF Cash Collected						—	—	—	—
TCL Cash Collected						—	—	—	—
Other Income Collected						3,515.36	—	—	3,515.36

SUBTOTAL	35,546.79	55,451.70	59,369.73	69,031.94	144,948.69	2,698,664.74	—	—	2,698,664.74

						—	—	—	—
						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(40,719.19)	(56,011.80)	(65,083.99)	(73,691.08)	(141,615.04)	(1,728,687.78)	420,681.26	—	(1,308,006.52)
						—	—	—	—
						—	—	—	—
						—	—	—	—
						—	—	—	—

Total Cash Receipts and Transfers	(5,172.40)	(560.10)	(5,714.26)	(4,659.14)	3,333.65	969,976.96	420,681.26	—	1,390,658.22	—

							—
Cash Disbursements - Loans							—
						—	—
Loan Proceeds Checks						746,753.49	—		746,753.49
Expenses related to Loans						65,919.25	—		65,919.25

Subtotal - Loans	—	—	—	—	—	812,672.74	—	—	812,672.74

							—
							—
Cash Disbursements - Other							—
Advertising						7,981.92	—	—	7,981.92
Bank Charges					—	—		—	—
Claims Funding*						28,545.79	—		28,545.79
Company Auto						157.58	—	—	157.58
Computer Costs						716.21	—	—	716.21
Dues And Subscriptions						—	—	—	—
Employee Reimbursements - collections exp						—	—	—	—
Equipment Rental						96.81	—	—	96.81
Fixed Assets						3,930.21	—	—	3,930.21
Forms & Printing						11,006.81	—	—	11,006.81
Insurance						7,492.76	—	—	7,492.76
Meals & Entertainment						4,405.47	—	—	4,405.47
Miscellaneous						1,932.50	—	—	1,932.50
Office Expense						1,626.74	—	—	1,626.74
Postage						8,108.12	—	—	8,108.12
Prepaid Expenses						—	—	—	—
Prepaid Software ABS						6,389.82	—	—	6,389.82
Professional Fees-Ordinary Course						—	—	—	—
Rent						57,727.79	—	—	57,727.79
Repairs & Maintenance						5,666.00	—	—	5,666.00
Roadgard						—	—	—	—
Seminars & Meetings						108.25	—	—	108.25
Taxes & Licenses						8,025.90	—	—	8,025.90
Telephone						20,823.33	—	—	20,823.33
Temporary Agency Staff						—	—	—	—
Travel						6,743.12	—	—	6,743.12
Utilities						12,274.52	—	—	12,274.52
Interest to Finova						—	—	—	—
Payroll Paid TTG						—	—	—	—
Payroll Paid SMC						—	420,681.26	—	420,681.26
Restructuring Officer						—	—	—	—
Insurance Renewal						—	—	—	—
Voyager Payment						—	—	—	—
Pre-Filing Prepays						—	—	—	—
Deposit to Lender						—	—	—	—
US Trustee						—	—	—	—
Bankruptcy Professionals						—	—	—	—
Other						—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	193,759.65	420,681.26	—	614,440.91

						—		—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	1,006,432.39	420,681.26	—	1,427,113.65

	23,969.62	17,828.37	18,027.74	16,409.26	38,386.62	889,776.62	—	—	889,776.62

Book Balance per bank rec.	23,969.62	17,828.37	18,027.74	16,409.26	38,386.62

In re:	Case No. 03-13213
Quick Credit Corporation, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period February-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

		Bank Accounts Payroll			Current Month		Cumulative Filing to Date
	Operating		Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	887,895.08
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$887,895.08

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Quick Credit Corporation, Inc.	03-13213	Case No. 03-13213
Monthly Court Report for February-05
FED ID # 57-0857420

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—			—	—	—	—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	1,554,582.72	1,554,582.72		1,554,582.72	—	—	1,554,582.72
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	234.47	234.47		234.47	—	—	234.47

SUBTOTAL	1,554,817.19	1,554,817.19	—	1,554,817.19	—	—	1,554,817.19

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(666,922.11)	(825,282.31)	158,360.20	(825,282.31)	158,360.20	—	(666,922.11)
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	887,895.08	729,534.88	158,360.20	729,534.88	158,360.20	—	887,895.08

Cash Disbursements - Loans
Loan Proceeds Checks	389,471.33	389,471.33		389,471.33			389,471.33
Expenses related to Loans	51,252.95	51,252.95		51,252.95			51,252.95

Subtotal - Loans	440,724.28	440,724.28	—	440,724.28	—	—	440,724.28

		—		—			—
		—		—			—
Cash Disbursements - Other		—		—			—
Advertising	3,355.74	3,355.74		3,355.74			3,355.74
Bank Charges	—	—		—	—	—	—
Claims Funding*	9,025.93	9,025.93		9,025.93			9,025.93
Company Auto	—	—		—	—	—	—
Computer Costs	429.18	429.18		429.18	—	—	429.18
Dues And Subscriptions	—	—		—	—	—	—
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	247.50	247.50		247.50	—	—	247.50
Fixed Assets	—	—		—	—	—	—
Forms & Printing	4,171.34	4,171.34		4,171.34	—	—	4,171.34
Insurance	3,434.68	3,434.68		3,434.68	—	—	3,434.68
Meals & Entertainment	4.15	4.15		4.15	—	—	4.15
Miscellaneous	1,092.00	1,092.00		1,092.00	—	—	1,092.00
Office Expense	122.68	122.68		122.68	—	—	122.68
Postage	2,832.73	2,832.73		2,832.73	—	—	2,832.73
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	2,603.26	2,603.26		2,603.26	—	—	2,603.26
Professional Fees-Ordinary Course	—	—		—	—	—	—
Rent	19,253.23	19,253.23		19,253.23	—	—	19,253.23
Repairs & Maintenance	2,550.62	2,550.62		2,550.62	—	—	2,550.62
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	4,542.98	4,542.98		4,542.98	—	—	4,542.98
Telephone	12,759.88	12,759.88		12,759.88	—	—	12,759.88
Temporary Agency Staff	—	—		—	—	—	—
Travel	286.62	286.62		286.62	—	—	286.62
Utilities	5,420.40	5,420.40		5,420.40	—	—	5,420.40
Interest to Finova	—	—		—	—	—	—
Payroll Paid TTG	—	—		—	—	—	—
Payroll Paid SMC	327,637.71	169,277.51	158,360.20	169,277.51	158,360.20	—	327,637.71
Restructuring Officer	—	—		—	—	—	—
Insurance Renewal	—	—		—	—	—	—
Voyager Payment	47,400.17	47,400.17		47,400.17	—	—	47,400.17
Pre-Filing Prepays	—	—		—	—	—	—
Deposit to Lender	—	—		—	—	—	—
US Trustee	—	—		—	—	—	—
Bankruptcy Professionals	—	—		—	—	—	—
Other	—	—		—	—	—	—

Total Other Cash Disbursements	447,170.80	288,810.60	158,360.20	288,810.60	158,360.20	—	447,170.80

TOTAL ALL CASH DISBURSEMENTS	887,895.08	729,534.88	158,360.20	729,534.88	158,360.20	—	887,895.08

	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No. 03-13209
Covington Credit of Georgia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period February-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

		Bank Accounts Payroll			Current Month		Cumulative Filing to Date
	Operating		Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	910,407.98
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$910,407.98

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit of GA	Case # 03-13209	Case No. 03-13209
Monthly Court Report for February-05
FED ID # 58-1435012

	Consolidated Totals	Bank of Perry 429068	Flag Financial Corp 0189003751	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	52,864.01	18,819.69	34,044.32	—	—	52,864.01	—	—	52,864.01

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	1,395,320.74	53,655.99	127,643.60	1,214,021.15		1,395,320.74	—	—	1,395,320.74
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	313.37			313.37		313.37	—	—	313.37

SUBTOTAL	1,395,634.11	53,655.99	127,643.60	1,214,334.52	—	1,395,634.11	—	—	1,395,634.11

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(500,041.52)	(59,503.66)	(136,611.32)	(486,762.86)	182,836.32	(682,877.84)	182,836.32	—	(500,041.52)
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	895,592.59	(5,847.67)	(8,967.72)	727,571.66	182,836.32	712,756.27	182,836.32	—	895,592.59

Cash Disbursements - Loans
						—
Loan Proceeds Checks	320,855.86			320,855.86		320,855.86			320,855.86
Expenses related to Loans	43,573.43			43,573.43		43,573.43			43,573.43

Subtotal - Loans	364,429.29	—	—	364,429.29	—	364,429.29	—	—	364,429.29

	—					—
	—					—
Cash Disbursements - Other	—					—
Advertising	3,790.34			3,790.34		3,790.34			3,790.34
Bank Charges	—			—		—	—	—	—
Claims Funding*	4,918.86			4,918.86		4,918.86			4,918.86
Company Auto	54.26			54.26		54.26	—	—	54.26
Computer Costs	807.33			807.33		807.33	—	—	807.33
Dues And Subscriptions	—			—		—	—	—	—
Employee Reimbursements - collections exp	—			—		—	—	—	—
Equipment Rental	—			—		—	—	—	—
Fixed Assets	521.90			521.90		521.90	—	—	521.90
Forms & Printing	5,268.66			5,268.66		5,268.66	—	—	5,268.66
Insurance	3,177.12			3,177.12		3,177.12	—	—	3,177.12
Meals & Entertainment	1,668.56			1,668.56		1,668.56	—	—	1,668.56
Miscellaneous	707.50			707.50		707.50	—	—	707.50
Office Expense	413.59			413.59		413.59	—	—	413.59
Postage	3,297.65			3,297.65		3,297.65	—	—	3,297.65
Prepaid Expenses	—			—		—	—	—	—
Prepaid Software ABS	3,193.26			3,193.26		3,193.26	—	—	3,193.26
Professional Fees-Ordinary Course	—			—		—	—	—	—
Rent	23,717.88			23,717.88		23,717.88	—	—	23,717.88
Repairs & Maintenance	2,694.76			2,694.76		2,694.76	—	—	2,694.76
Roadgard	—			—		—	—	—	—
Seminars & Meetings	471.26			471.26		471.26	—	—	471.26
Taxes & Licenses	6,013.18			6,013.18		6,013.18	—	—	6,013.18
Telephone	13,769.06			13,769.06		13,769.06	—	—	13,769.06
Temporary Agency Staff	—			—		—	—	—	—
Travel	3,628.15			3,628.15		3,628.15	—	—	3,628.15
Utilities	6,544.42			6,544.42		6,544.42	—	—	6,544.42
Interest to Finova	—			—		—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	388,749.02			205,912.70	182,836.32	205,912.70	182,836.32	—	388,749.02
Restructuring Officer	—			—		—	—	—	—
Insurance Renewal	—			—		—	—	—	—
Voyager Payment	72,571.93			72,571.93		72,571.93	—	—	72,571.93
Pre-Filing Prepays	—			—		—	—	—	—
Deposit to Lender	—			—		—	—	—	—
US Trustee	—			—		—	—	—	—
Bankruptcy Professionals	—			—		—	—	—	—
Other	—			—		—	—	—	—

Total Other Cash Disbursements	545,978.69	—	—	363,142.37	182,836.32	363,142.37	182,836.32	—	545,978.69

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	910,407.98	—	—	727,571.66	182,836.32	727,571.66	182,836.32	—	910,407.98

	38,048.62	12,972.02	25,076.60	—	—	38,048.62	—	—	38,048.62

Book Balance per bank rec.	38,048.62	12,972.02	25,076.60

In re:	Case No. 03-13206
Southern Finance of Tennessee, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period February-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

		Bank Accounts Payroll			Current Month		Cumulative Filing to Date
	Operating		Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	694,177.34
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$694,177.34

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Finance of TN	Case # 03-13206	Case No. 03-13206
Monthly Court Report for February-05
FED ID # 62-1618281

	Consolidated Totals	Peoples 5003363	Union Planters 3600381309	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	First Tennessee 103193515	Operating	Payroll	Other	Total
Beginning Cash Position	181,600.30	23,011.96	33,959.20	—	—	124,629.14	181,600.30	—	—	181,600.30

	—						—	—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	1,182,883.33	58,760.01	53,803.02	185,432.45		884,887.85	1,182,883.33	—	—	1,182,883.33
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	1,621.45			1,621.45			1,621.45	—	—	1,621.45

SUBTOTAL	1,184,504.78	58,760.01	53,803.02	187,053.90	—	884,887.85	1,184,504.78	—	—	1,184,504.78

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(510,535.30)	(65,229.67)	(60,245.58)	392,582.90	114,540.54	(892,183.49)	(625,075.84)	114,540.54	—	(510,535.30)
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	673,969.48	(6,469.66)	(6,442.56)	579,636.80	114,540.54	(7,295.64)	559,428.94	114,540.54	—	673,969.48

							—
Cash Disbursements - Loans							—
							—
Loan Proceeds Checks	358,441.99			358,441.99			358,441.99			358,441.99
Expenses related to Loans	29,979.59			29,979.59			29,979.59			29,979.59

Subtotal - Loans	388,421.58	—	—	388,421.58	—	—	388,421.58	—	—	388,421.58

							—
							—
Cash Disbursements - Other							—
Advertising	2,668.67			2,668.67			2,668.67			2,668.67
Bank Charges	—		—	—			—	—	—	—
Claims Funding*	16,080.16			16,080.16			16,080.16			16,080.16
Company Auto	—			—			—	—	—	—
Computer Costs	559.93			559.93			559.93	—	—	559.93
Dues And Subscriptions	179.59			179.59			179.59	—	—	179.59
Employee Reimbursements - collections exp	—			—			—	—	—	—
Equipment Rental	—			—			—	—	—	—
Fixed Assets	—			—			—	—	—	—
Forms & Printing	2,969.47			2,969.47			2,969.47	—	—	2,969.47
Insurance	2,149.40			2,149.40			2,149.40	—	—	2,149.40
Meals & Entertainment	575.44			575.44			575.44	—	—	575.44
Miscellaneous	1,025.00			1,025.00			1,025.00	—	—	1,025.00
Office Expense	103.96			103.96			103.96	—	—	103.96
Postage	1,986.23			1,986.23			1,986.23	—	—	1,986.23
Prepaid Expenses	—			—			—	—	—	—
Prepaid Software ABS	1,656.62			1,656.62			1,656.62	—	—	1,656.62
Professional Fees-Ordinary Course	—			—			—	—	—	—
Rent	17,164.19			17,164.19			17,164.19	—	—	17,164.19
Repairs & Maintenance	1,761.17			1,761.17			1,761.17	—	—	1,761.17
Roadgard	—			—			—	—	—	—
Seminars & Meetings	—			—			—	—	—	—
Taxes & Licenses	—			—			—	—	—	—
Telephone	8,486.89			8,486.89			8,486.89	—	—	8,486.89
Temporary Agency Staff	—			—			—	—	—	—
Travel	2,854.48			2,854.48			2,854.48	—	—	2,854.48
Utilities	4,150.73			4,150.73			4,150.73	—	—	4,150.73
Interest to Finova	—			—			—	—	—	—
Payroll Paid TTG	—			—			—	—	—	—
Payroll Paid SMC	241,383.83			126,843.29	114,540.54		126,843.29	114,540.54	—	241,383.83
Restructuring Officer	—			—			—	—	—	—
Insurance Renewal	—			—			—	—	—	—
Voyager Payment	—			—			—	—	—	—
Pre-Filing Prepays	—			—			—	—	—	—
Deposit to Lender	—			—			—	—	—	—
US Trustee	—			—			—	—	—	—
Bankruptcy Professionals	—			—			—	—	—	—
Other	—			—			—	—	—	—

Total Other Cash Disbursements	305,755.76	—	—	191,215.22	114,540.54	—	191,215.22	114,540.54	—	305,755.76

							—

TOTAL ALL CASH DISBURSEMENTS	694,177.34	—	—	579,636.80	114,540.54	—	579,636.80	114,540.54	—	694,177.34

	161,392.44	16,542.30	27,516.64	—	—	117,333.50	161,392.44	—	—	161,392.44

Book Balance per bank rec.	161,392.44	16,542.30	27,516.64			117,333.50

In re:	Case No. 03-13205
Southern Management Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period February-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

		Bank Accounts Payroll			Current Month		Cumulative Filing to Date
	Operating		Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	425,493.05
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$425,493.05

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management Corp	Case No. 03-13205	Case No. 03-13205
Monthly Court Report for February-05
FED ID # 57-0997623

	Consolidated Totals	BB&T DEBIT CARD ACCT	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	128,885.78	101,056.93	861,602.48	(536,685.41)	(297,088.22)	128,885.78	—	—	128,885.78

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	1,973,832.53		1,973,832.53		—	1,973,832.53	—	—	1,973,832.53
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	3,357.41	133.31	3,224.10			3,357.41	—	—	3,357.41

SUBTOTAL	1,977,189.94	133.31	1,977,056.63	—	—	1,977,189.94	—	—	1,977,189.94

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(1,779,331.85)		(2,299,535.72)	245,954.19	274,249.68	(2,053,581.53)	274,249.68	—	(1,779,331.85)
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	197,858.09	133.31	(322,479.09)	245,954.19	274,249.68	(76,391.59)	274,249.68	—	197,858.09

Cash Disbursements - Loans
Loan Proceeds Checks	—					—
Expenses related to Loans	—			—		—			—

Subtotal - Loans	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other	—					—
Advertising	1,450.00			1,450.00		1,450.00			1,450.00
Bank Charges	18,152.04			18,152.04		18,152.04	—	—	18,152.04
Claims Funding*	25,816.22			25,816.22		25,816.22			25,816.22
Company Auto	2,038.86			2,038.86		2,038.86	—	—	2,038.86
Computer Costs	3,125.98			3,125.98		3,125.98	—	—	3,125.98
Dues And Subscriptions	250.00			250.00		250.00	—	—	250.00
Employee Reimbursements - collections exp	—			—		—	—	—	—
Equipment Rental	2,386.85			2,386.85		2,386.85	—	—	2,386.85
Fixed Assets	—			—		—	—	—	—
Forms & Printing	17,913.04			17,913.04		17,913.04	—	—	17,913.04
Insurance	19,719.78			19,719.78		19,719.78	—	—	19,719.78
Meals & Entertainment	1,244.07			1,244.07		1,244.07	—	—	1,244.07
Miscellaneous	1,600.67			1,600.67		1,600.67	—	—	1,600.67
Office Expense	3,097.96			3,097.96		3,097.96	—	—	3,097.96
Postage	8,680.11			8,680.11		8,680.11	—	—	8,680.11
Prepaid Expenses	—			—		—	—	—	—
Prepaid Software ABS	162.49			162.49		162.49	—	—	162.49
Professional Fees-Ordinary Course	—			—		—	—	—	—
Rent	16,453.97			16,453.97		16,453.97	—	—	16,453.97
Repairs & Maintenance	—			—		—	—	—	—
Roadgard	—			—		—	—	—	—
Seminars & Meetings	2,440.48			2,440.48		2,440.48	—	—	2,440.48
Taxes & Licenses	140.00			140.00		140.00	—	—	140.00
Telephone	7,488.04			7,488.04		7,488.04	—	—	7,488.04
Temporary Agency Staff	2,976.95			2,976.95		2,976.95	—	—	2,976.95
Travel	33,517.47			33,517.47		33,517.47	—	—	33,517.47
Utilities	—			—		—	—	—	—
Interest to Finova	—			—		—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	256,838.07			134,612.54	122,225.53	134,612.54	122,225.53	—	256,838.07
Restructuring Officer	—			—		—	—	—	—
Insurance Renewal	—			—		—	—	—	—
Voyager Payment	—			—		—	—	—	—
Pre-Filing Prepays	—			—		—	—	—	—
Deposit to Lender	—			—		—	—	—	—
US Trustee	—			—		—	—	—	—
Bankruptcy Professionals	—			—		—	—	—	—
Other	—			—		—	—	—	—

Total Other Cash Disbursements	425,493.05	—	—	303,267.52	122,225.53	303,267.52	122,225.53	—	425,493.05

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	425,493.05	—	—	303,267.52	122,225.53	303,267.52	122,225.53	—	425,493.05

	(98,749.18)	101,190.24	539,123.39	(593,998.74)	(145,064.07)	(250,773.33)	152,024.15	—	(98,749.18)

Book Balance per bank rec.	(98,749.18)	101,190.24	539,123.39	(593,998.74)	(145,064.07)
	0.00	—		—
			—

In re:	Case No. 03-13207
Southern Financial Management, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period February-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

		Bank Accounts Payroll			Current Month		Cumulative Filing to Date
	Operating		Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management - Dormant	Case # 03-13207	Case No. 03-13207
Monthly Court Report for February-05
FED ID # 57-1013036

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—		—	—	—	—

	—								—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
								—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers		—	—		—	—	—		—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—				—	—	—	—
Claims Funding*	—			—
Company Auto	—			—				—	—	—	—
Computer Costs								—	—	—	—
Dues And Subscriptions								—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No. 03-13210
Covington Credit of Louisiana, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period February-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

		Bank Accounts Payroll			Current Month		Cumulative Filing to Date
	Operating		Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management -Lousiana -InActive	Case # 03-13210	Case No. 03-13210
Monthly Court Report for February-05
FED ID # 57-1096371

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

TICO Cash Collected	—								—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—			—				—	—	—	—
Claims Funding*	—			—
Company Auto	—			—				—	—	—	—
Computer Costs	—			—				—	—	—	—
Dues And Subscriptions	—			—				—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period February-05

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of account recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues
Less: Returns and Allowances

Net Revenue	$0.00	$0.00

COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach Schedule)
Less: Ending Inventory
Cost of Goods Sold	$0.00	$0.00

Gross Profit	$0.00	$0.00

OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Program
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Salaries/Commissions/Fees
Supplies
Taxes-Payroll
Taxes-Real Estate
Taxes-Other
Travel and Entertainment
Utilities
Other (attach schedule)

Total Operating Expenses Before Depreciation	$0.00	$0.00

Net Profit (Loss) Before Other Income & Expenses	$0.00	$0.00

OTHER INCOME AND EXPENSE
Other Income (attach schedule)
Interest Income
Other Expense (attach schedule)

Net Profit (Loss) Before Reorganization Items	$0.00	$0.00

REORGANIZATION ITEMS
Professional Fees
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)

Total Reorganization Expenses	$0.00	$0.00

Income Taxes

Net Profit (Loss)	$0.00	$0.00

* “Insider is defined in 11 U.S.C Section 101(31).	Form Mor - 2

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period February-05

STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF OTHER CATEGORY	Month	Cumulative Filing to Date
Other Costs

Total Other Costs	$0.00	$0.00

Other Operation as Expenses

Total Other Operational Costs	$0.00	$0.00

Other Income

Total Other Income	$0.00	$0.00

Other Expenses

Total Other Expenses	$0.00	$0.00

Other Reorganization Expenses

Total Other Reorganization Expenses	$0.00	$0.00

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 1 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

Form Mor-2 (Con’t)

The Thaxton Group

MTD Income Statement

2/28/2005

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Eliminations	Total Continuing Ops.		Discontinued TICO	Total Company
Net Interest Income
Interest Income	23	—	—	2,781,000	—	—	2,781,023	65.4%	—	2,781,023	65.6%
I/B Income	—	—	—	—	—	—	—	0.0%	1,357	1,357	0.0%
Fee Income	—	—	—	436,090	—	—	436,090	10.3%	—	436,090	10.3%
Late Charges	34	—	—	251,132	—	—	251,166	5.9%	—	251,166	5.9%

Total Interest Income	57	—	—	3,468,222	—	—	3,468,279	81.6%	1,357	3,469,636	81.8%
Interest Expense	27	—	—	91,498	389,868	—	481,392	11.3%	846	482,239	11.4%

Net Interest Income	30	—	—	3,376,725	(389,868)	—	2,986,887	70.3%	511	2,987,397	70.5%
Provision for Loan Losses
P&L Recoveries	—	—	—	(73,543)	—	—	(73,543)	-1.7%	(36,647)	(110,190)	-2.6%
Reserves	—	—	—	(515,720)	—	—	(515,720)	-12.1%	—	(515,720)	-12.2%
Cash	—	—	—	1,480,979	—	—	1,480,979	34.9%	—	1,480,979	34.9%

Total Provision	—	—	—	891,717	—	—	891,717	21.0%	(36,647)	855,070	20.2%
Net Interest included Provision	30	—	—	2,485,007	(389,868)	—	2,095,170		37,158	2,132,328
Revenues
Premiums on Loans Sold	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Insurance Premiums	—	—	—	439,763	—	—	439,763	10.3%	(10,050)	429,713	10.1%
Insurance Commissions	—	—	—	(26,763)	—	—	(26,763)	-0.6%	—	(26,763)	-0.6%
Earned Insurance	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Processing Fees	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other Fees	—	—	—	26,695	—	—	26,695	0.6%	—	26,695	0.6%
Other Income	—	—	—	375,296	(34,142)	—	341,153	8.0%	(14)	341,140	8.0%

Total Direct Income	—	—	—	814,991	(34,142)	—	780,849	18.4%	(10,063)	770,785	18.2%
Total Revenue	57	—	—	4,283,213	(34,142)	—	4,249,128	100.0%	(8,706)	4,240,421	100.0%

Expenses
Personnel
Salaries & Wages	—	—	—	1,209,989	78,073	—	1,288,063	30.3%	—	1,288,063	30.4%
Commissions/Bonus	—	—	—	306,209	165	—	306,374	7.2%	—	306,374	7.2%
Benefits	—	—	—	154,983	2,743	—	157,726	3.7%	—	157,726	3.7%
Taxes	—	—	—	148,166	5,176	—	153,342	3.6%	—	153,342	3.6%
Other	—	—	—	5,110	3,647	—	8,757	0.2%	—	8,757	0.2%

Total Personnel	—	—	—	1,824,457	89,805	—	1,914,262	45.1%	—	1,914,262	45.1%
Building
Rent	—	—	—	175,558	17,347	—	192,905	4.5%	(313)	192,592	4.5%
Utilities	—	—	—	41,411	2,268	—	43,680	1.0%	—	43,680	1.0%
Depreciation	—	—	—	61,158	9,253	—	70,410	1.7%	10,901	81,311	1.9%
Other	—	—	—	14,998	—	—	14,998	0.4%	—	14,998	0.4%

Total Building	—	—	—	293,126	28,868	—	321,993	7.6%	10,588	332,581	7.8%
Telecommunications
Telephone	63	—	—	90,184	5,932	—	96,179	2.3%	(6)	96,174	2.3%
Computers	1,090	—	—	30,761	3,677	—	35,528	0.8%	518	36,045	0.9%
Office Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other	—	—	—	—	—	—	—	0.0%	—	—	0.0%

Total Telecommunications	1,153	—	—	120,945	9,609	—	131,707	3.1%	512	132,219	3.1%
Advertising	—	—	—	164,549	—	—	164,549	3.9%	—	164,549	3.9%
Reinsurance Claims Expense	—	—	—	(4,993)	—	—	(4,993)	-0.1%	32,161	27,168	0.6%
Reinsurance Commission Exp	—	—	—	—	—	—	—	0.0%	(13,219)	(13,219)	-0.3%
Professional Fees	—	—	—	34,624	40,082	—	74,706	1.8%	50	74,756	1.8%
Collection Expense	—	—	—	(99)	—	—	(99)	0.0%	4,964	4,865	0.1%
Travel	—	—	—	106,452	426	—	106,878	2.5%	—	106,878	2.5%
Office Expense	10	—	—	104,081	3,368	—	107,460	2.5%	—	107,460	2.5%
Entertainment	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Amortization	—	—	—	12,309	—	—	12,309	0.3%	—	12,309	0.3%
Taxes & Licenses	—	—	—	25,977	—	—	25,977	0.6%	1,115	27,092	0.6%
Other	531	—	—	43,455	4,917	—	48,903	1.2%	(28,722)	20,181	0.5%

Total Other Expense	541	—	—	185,823	8,285	—	194,649	4.6%	(27,607)	167,042	3.9%

Total Direct Expense	1,721	—	—	3,708,097	566,943	—	4,276,761	100.7%	(28,352)	4,248,409	100.2%
Allocated Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%

Net Income Before Restructure	(1,664)	—	—	575,116	(601,085)	—	(27,634)	-0.7%	19,645	(7,988)	-0.2%
Restructuring Expenses	—	—	—	—	1,671,265	—	1,671,265	39.3%	—	1,671,265	39.4%

Net Income After Restructure	(1,664)	—	—	575,116	(2,272,351)	—	(1,698,899)		19,645	(1,679,254)
Income Tax (34%)	—	—	—	222,110	—	—	222,110	5.2%	—	222,110	5.2%

Net Income	(1,664)	—	—	353,006	(2,272,351)	—	(1,921,009)	-45.2%	19,645	(1,901,364)	-44.8%

The Thaxton Group

YTD Income Statement

2/28/2005

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Eliminations	Total Continuing Ops.		Discontinued Ops TICO	Total Company
Net Interest Income
Interest Income	45	—	—	6,014,104	—	—	6,014,149	69.3%	—	6,014,149	69.9%
I/B Income	—	—	—	—	—	—	—	0.0%	9,399	9,399	0.1%
Fee Income	—	—	—	907,052	—	—	907,052	10.5%	—	907,052	10.5%
Late Charges	(279)	—	—	560,816	—	—	560,537	6.5%	—	560,537	6.5%

Total Interest Income	(234)	—	—	7,481,972	—	—	7,481,738	86.2%	9,399	7,491,137	87.1%

Interest Expense	67	—	—	230,397	783,732	—	1,014,196	11.7%	1,950	1,016,146	11.8%

Net Interest Income	(301)	—	—	7,251,575	(783,732)	—	6,467,541	74.6%	7,450	6,474,991	75.3%

Provision for Loan Losses
P&L Recoveries	—	—	—	(146,338)	—	—	(146,338)	-1.7%	(84,751)	(231,089)	-2.7%
Reserves	—	—	—	(448,328)	—	—	(448,328)	-5.2%	—	(448,328)	-5.2%
Cash	147	—	—	2,295,178	—	—	2,295,325	26.5%	4,247	2,299,572	26.7%

Total Provision	147	—	—	1,700,512	—	—	1,700,659	19.6%	(80,504)	1,620,155	18.8%

Net Interest included Provision	(448)	—	—	5,551,062	(783,732)	—	4,766,882		87,954	4,854,836

Revenues
Premiums on Loans Sold	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Insurance Premiums	—	—	—	811,659	—	—	811,659	9.4%	(80,931)	730,728	8.5%
Insurance Commissions	—	—	—	(64,266)	—	—	(64,266)	-0.7%	—	(64,266)	-0.7%
Earned Insurance	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Processing Fees	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other Fees	—	—	—	55,765	—	—	55,765	0.6%	—	55,765	0.6%
Other Income	—	—	—	377,424	12,849	—	390,273	4.5%	209	390,481	4.5%

Total Direct Income	—	—	—	1,180,582	12,849	—	1,193,431	13.8%	(80,723)	1,112,708	12.9%

Total Revenue	(234)	—	—	8,662,554	12,849	—	8,675,168	100.0%	(71,323)	8,603,845	100.0%

Expenses

Personnel
Salaries & Wages	—	—	—	2,469,956	124,106	—	2,594,062	29.9%	14,676	2,608,737	30.3%
Commissions/Bonus	—	—	—	565,679	343	—	566,021	6.5%	(65)	565,957	6.6%
Benefits	—	—	—	299,930	4,681	—	304,611	3.5%	1,006	305,617	3.6%
Taxes	—	—	—	315,797	9,362	—	325,159	3.7%	1,426	326,585	3.8%
Other	—	—	—	7,788	7,019	—	14,807	0.2%	—	14,807	0.2%

Total Personnel	—	—	—	3,659,150	145,511	—	3,804,661	43.9%	17,043	3,821,704	44.4%

Building
Rent	—	—	—	348,661	34,011	—	382,671	4.4%	(190)	382,481	4.4%
Utilities	—	—	—	79,380	3,699	—	83,080	1.0%	511	83,591	1.0%
Depreciation	—	—	—	123,290	24,378	—	147,668	1.7%	21,808	169,476	2.0%
Other	—	—	—	30,060	—	—	30,060	0.3%	—	30,060	0.3%

Total Building	—	—	—	581,390	62,088	—	643,478	7.4%	22,130	665,608	7.7%

Telecommunications
Telephone	240	—	—	188,875	3,040	—	192,155	2.2%	892	193,047	2.2%
Computers	2,275	—	—	64,602	7,604	—	74,480	0.9%	1,747	76,228	0.9%
Office Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other	—	—	—	—	—	—	—	0.0%	—	—	0.0%

Total Telecommunications	2,514	—	—	253,476	10,644	—	266,635	3.1%	2,639	269,274	3.1%

Advertising	—	—	—	320,419	—	—	320,419	3.7%	—	320,419	3.7%
Reinsurance Claims Expense	—	—	—	(27,544)	—	—	(27,544)	-0.3%	(14,647)	(42,191)	-0.5%
Reinsurance Commission Exp	—	—	—	—	—	—	—	0.0%	4,277	4,277	0.0%
Professional Fees	—	—	—	77,009	82,805	—	159,814	1.8%	100	159,914	1.9%
Collection Expense	—	—	—	2,420	—	—	2,420	0.0%	13,483	15,903	0.2%
Travel	—	—	—	178,898	1,050	—	179,948	2.1%	—	179,948	2.1%
Office Expense	42	—	—	198,381	8,225	—	206,649	2.4%	1,173	207,822	2.4%
Entertainment	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Amortization	—	—	—	24,617	—	—	24,617	0.3%	—	24,617	0.3%
Taxes & Licenses	—	—	—	70,714	24,811	—	95,525	1.1%	5,123	100,648	1.2%
Other	1,189	—	—	123,349	7,308	—	131,846	1.5%	(68,473)	63,374	0.7%

Total Other Expense	1,231	—	—	417,062	40,345	—	458,638	5.3%	(62,177)	396,461	4.6%

Total Direct Expense	3,960	—	—	7,393,189	1,126,175	—	8,523,323	98.2%	(95,705)	8,427,618	98.0%

Allocated Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%

Net Income Before Restructure	(4,194)	—	—	1,269,365	(1,113,326)	—	151,845	1.8%	24,382	176,227	2.0%

Restructuring Expenses	—	—	—	—	3,563,947	—	3,563,947	41.1%	—	3,563,947	41.4%

Net Income After Restructure	(4,194)	—	—	1,269,365	(4,677,273)	—	(3,412,102)		24,382	(3,387,720)
Income Tax (34%)	—	—	—	490,227	—	—	490,227	5.7%	—	490,227	5.7%

NET INCOME	(4,194)	—	—	779,138	(4,677,273)	—	(3,902,329)	-45.0%	24,382	(3,877,947)	-45.1%

THE THAXTON GROUP MONTHLY OPERATING REPORT - February 2005	Income Statement YTD

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period February-05

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	Book Value at End of Current Reporting Month	Book Value on Petition Date
Current Assets
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)

Total Current Assets	$0.00	$0.00

Property and Equipment
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation

Total Property and Equipment	$0.00	$0.00

Other Assets
Loans to Insiders*
Other Assets (attach schedule)

Total Other Assets	$0.00	$0.00

TOTAL ASSETS	$0.00	$0.00

LIABILITIES AND OWNER EQUITY	Book Value at End of Current Reporting Month	Book Value on Petition Date
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable
Taxes Payable (refer to Form Mor-4)
Wages Payable
Notes Payable
Rent /Leases- Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amount Due to Insiders*
Other Postpetition Liabilities (attach schedule)

Total Postpetition Liabilities	$0.00	$0.00

LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt

Total Pre-petition Liabilities	$0.00	$0.00

TOTAL LIABILITIES	$0.00	$0.00

Owner Equity
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings - Pre-Petition
Retained Earnings - Post-Petition
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)

NET OWNER EQUITY	$0.00	$0.00

TOTAL LIABILITIES AND OWNERS’ EQUITY	$0.00	$0.00

* “Insider is defined in 11 U.S.C Section 101(31).	Form Mor - 3

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period February-05

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	Book Value at End of Current Reporting Month	Book Value on Petition Date
Other Current Assets

Total Other Current Assets	$0.00	$0.00

Other Assets

Total Other Assets	$0.00	$0.00

LIABILITIES AND OWNER EQUITY	Book Value at End of Current Reporting Month	Book Value on Petition Date
Other Postpetition Liabilities

Total Other Postpetition Liabilities	$0.00	$0.00

Adjustments to Owner Equity

Total Adjustments to Owner Equity	$0.00	$0.00

Postpetition Contributions (Distributions) (Draws)

Total Postpetition Contributions (Distributions) (Draws)	$0.00	$0.00

Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

Form Mor - 3 (Con’t)

The Thaxton Group

Balance Sheet

2/28/2005

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	Total Continuing Ops	Discontinued Operations		Total Disc. Ops	Total Company
								TICO	Reinsurance
Assets

Cash/Investments	(6,438)	—	(7,539)	1,999,977	48,831,426	—	50,817,426	(38,536)	—	(38,536)	50,778,890
Restricted Cash	—	—	—	—	12,196,688	—	12,196,688	—	—	—	12,196,688
Finance Receivables, GROSS	15,882	—	—	65,062,048	—	—	65,077,930	565,106	—	565,106	65,643,036
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	—	—	—	—	—	—	—	—
Unearned Interest	—	—	—	(11,075,675)	—	—	(11,075,675)	(23)	—	(23)	(11,075,698)
Loss Reserve	—	—	—	(5,022,660)	(25,000)	—	(5,047,660)	(974,556)	—	(974,556)	(6,022,216)
Unearned Insurance	—	—	—	(831,839)	—	—	(831,839)	(2,004,223)	(401,184)	(2,405,407)	(3,237,246)
Dealer Holdback	—	—	—	—	—	—	—	—	—	—	—
Premises and Equipment, GROSS	—	—	—	6,593,657	811,493	—	7,405,149	679,026	—	679,026	8,084,176
Accumulated Depreciation	—	—	—	(4,833,323)	(653,202)	—	(5,486,524)	(493,207)	—	(493,207)	(5,979,732)
Accounts Receivable	73,260	—	(102)	400,702	4,457,663	—	4,931,523	1,655,216	(3,075,487)	(1,420,270)	3,511,253
Repossessed Automobiles	—	—	—	—	—	—	—	118,670	—	118,670	118,670
Intercompany Balance	574,381	57,761	(3,405,610)	(30,702,440)	77,332,445	(6,248,675)	37,607,861	(47,195,951)	9,588,090	(37,607,861)	0
Goodwill	—	—	—	18,187,201	—	—	18,187,201	—	—	—	18,187,201
Other Intangible Assets	—	—	—	694	—	—	694	—	—	—	694
Accumulated Amortization	—	—	—	(298,601)	—	—	(298,601)	—	—	—	(298,601)
Memo Assets	—	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,160,920	(12,160,920)	—	—	—	—	—
DAC Commissions	—	—	—	—	—	—	—	—	130,683	130,683	130,683
Prepaid Assets	—	—	—	708,483	17,534	—	726,017	25,449	—	25,449	751,467
Other Assets	—	—	—	(98,132)	142,365	—	44,233	11,696	83,822	95,518	139,751

Total Assets	657,086	57,761	(3,413,251)	40,090,092	155,272,332	(18,409,595)	174,254,425	(47,651,333)	6,325,925	(41,325,408)	132,929,016

Liabilities & Stockholders’ Equity

Liabilities
Accrued Interest Payable	—	—	1,510	—	2,672,925	—	2,674,434	32,347	—	32,347	2,706,781
Notes Payable	—	—	67,738	—	60,462,870	—	60,530,608	—	—	—	60,530,608
Subordinated Notes Payable	—	—	—	—	120,905,289	—	120,905,289	1,896,058	—	1,896,058	122,801,348
Accounts Payable	4,236	1,509	13,541	725,288	83,968	—	828,542	493,774	326,951	820,725	1,649,267
Employee Savings	—	—	—	289	1,060,395	—	1,060,684	—	—	—	1,060,684
Income Taxes Payable	—	—	—	2,838,499	—	—	2,838,499	—	124,370	124,370	2,962,870
Claims Reserves	—	—	—	—	—	—	—	—	217,396	217,396	217,396
Accrued Liabilities - Other	4,058	—	—	2,171,151	72,800	—	2,248,009	29,159	8,171	37,330	2,285,339
Other Liabilities	296,177	—	—	518,528	41,261	—	855,965	43,644	206,087	249,731	1,105,696

Total Liabilities	304,471	1,509	82,789	6,253,754	185,299,508	—	191,942,031	2,494,982	882,975	3,377,957	195,319,988

Stockholders’ Equity

Preferred Stock	—	—	408,332	—	8,804	(408,332)	8,804	—	—	—	8,804
Common Stock	25,000	—	400	(2,374,859)	68,671	2,349,459	68,670	—	—	—	68,670
Additional Paid in Capital	851,000	—	800,000	1,768,585	8,835,246	(3,419,685)	8,835,146	—	—	—	8,835,146
Dividends	—	—	—	(1,078,197)	(443,873)	1,079,297	(442,773)	—	—	—	(442,773)
Retained Earnings	(519,190)	56,252	(4,704,772)	34,948,955	(33,818,752)	(18,010,334)	(22,047,842)	(50,041,121)	5,106,090	(44,935,031)	(66,982,873)
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	(4,194)	—	—	571,854	(4,677,273)	—	(4,109,612)	(105,194)	336,860	231,666	(3,877,947)

Total Stockholders’ Equity	352,615	56,252	(3,496,040)	33,836,338	(30,027,176)	(18,409,595)	(17,687,607)	(50,146,315)	5,442,950	(44,703,365)	(62,390,972)
Total Liabilities & Stockholders’ Equity	657,086	57,761	(3,413,251)	40,090,092	155,272,332	(18,409,595)	174,254,425	(47,651,333)	6,325,925	(41,325,408)	132,929,016

THE THAXTON GROUP MONTHLY OPERATING REPORT - February 2005

The Thaxton Group

Balance Sheet

10/17/2003

									NONE BANKRUPTCY
	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	TICO	Total	Reinsurance	Total Company
Assets
Cash	(371,234)	(37,104)	(116,373)	1,398,695	21,369,308	—	(953,205)	21,290,087	—	21,290,087
Investments/Restricted Cash	—	—	—	—	12,107,856	—	—	12,107,856	—	12,107,856
Finance Receivables, GROSS	4,190,018	1,474,512	—	77,545,790	—	—	134,271,101	217,481,421	—	217,481,421
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	—	—	—	2,362,384	2,362,384	—	2,362,384
Unearned Interest	(121,109)	—	—	(13,237,418)	—	—	(16,526,612)	(29,885,139)	—	(29,885,139)
Loss Reserve	(300,000)	(200,000)	—	(5,317,281)	(25,000)	—	(7,747,043)	(13,589,324)	—	(13,589,324)
Unearned Insurance	—	—	—	(2,906,735)	—	—	(742,857)	(3,649,592)	(5,332,163)	(8,981,755)
Dealer Holdback	—	—	—	—	—	—	(2,225,806)	(2,225,806)	—	(2,225,806)
Premises and Equipment, GROSS	206,231	71,891	1,154,498	6,841,533	1,111,796	—	4,888,186	14,274,134	—	14,274,134
Accumulated Depreciation	(165,736)	(68,396)	(974,034)	(4,162,508)	(580,712)	—	(3,647,530)	(9,598,916)	—	(9,598,916)
Accounts Receivable	—	—	163,208	399,412	4,347	—	35,193	602,160	—	602,160
Repossessed Automobiles	—	—	—	—	—	—	404,107	404,107	—	404,107
Intercompany Balance	(3,042,529)	(964,230)	(6,423,721)	(49,993,378)	193,510,864	(6,248,675)	(140,136,058)	(13,297,726)	13,297,726	0
Goodwill	348,938	—	353,379	17,749,087	—	—	13,499,015	31,950,419	—	31,950,419
Other Intangible Assets	—	—	2,030,601	2,979	—	—	—	2,033,580	—	2,033,580
Accumulated Amortization	(220,994)	—	(1,153,028)	—	—	—	(1,047,922)	(2,421,944)	—	(2,421,944)
Memo Assets	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,060,920	(12,060,920)	—	—	—	—
Other Assets	7,718	4,977	233,732	1,751,338	3,111,348	—	529,260	5,638,374	1,432,748	7,071,122

Total Assets	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

Liabilities & Stockholders’ Equity
Liabilities
Accrued Interest Payable	—	—	1,510	—	2,474,901	—	—	2,476,411	—	2,476,411
Notes Payable	—	—	—	—	110,000,000	—	—	110,000,000	—	110,000,000
Subordinated Notes Payable	—	—	67,738	—	122,845,473	—	—	122,913,211	—	122,913,211
Accounts Payable	59,727	9,007	103,518	1,838,520	165,486	—	155,723	2,331,980	7,904	2,339,884
Employee Savings	—	—	—	—	1,060,128	—	—	1,060,128	—	1,060,128
Income Taxes Payable	17,275	23,343	3,090	1,021,349	(4,483,140)	—	(3,496,515)	(6,914,597)	—	(6,914,597)
Other Liabilities	53,245	131,135	(501)	2,998,721	404,568	—	480,499	4,067,667	1,040,409	5,108,076

Total Liabilities	130,247	163,485	175,355	5,858,590	232,467,416	—	(2,860,294)	235,934,799	1,048,313	236,983,112
Stockholders’ Equity
Preferred Stock	—	—	408,332	—	8,804	(408,332)	—	8,804	—	8,804
Common Stock	25,000	—	400	(2,374,859)	68,671	2,349,459	—	68,670	—	68,670
Additional Paid in Capital	751,000	—	800,000	1,768,685	8,835,246	(3,319,685)	—	8,835,246	—	8,835,246
Dividends	—	—	(1,100)	(1,078,197)	(443,873)	1,079,297	—	(443,873)	—	(443,873)
Retained Earnings	(403,733)	79,261	(6,190,240)	24,195,048	2,280,943	(18,010,334)	(7,252,037)	(5,301,092)	7,252,037	1,950,945
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	28,789	38,904	75,515	1,702,249	(546,480)	—	(6,925,457)	(5,626,479)	1,097,961	(4,528,518)

Total Stockholders’ Equity	401,056	118,165	(4,907,093)	24,212,925	10,203,312	(18,309,595)	(14,177,493)	(2,458,723)	8,349,998	5,891,275

Total Liabilities & Stockholders’ Equity	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

Reporting Period February 28, 2005

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal*
Withholding	0	$276,059.73	$276,059.73	Bi-Weekly	EFT	0
FICA-Employee	0	$110,788.39	$110,788.39	Bi-Weekly	EFT	0
FICA-Employer	0	$128,023.98	$128,023.98	Bi-Weekly	EFT	0
Unemployment	0	$9,646.03	$9,646.03	Bi-Weekly	EFT	0
Income	0
Other:	0
Corp Taxes

Total Federal Taxes	$0.00	$524,518.13	$524,518.13	$0.00		$0.00

State and Local
Withholding	0	$66,966.26	$66,966.26	Bi-Weekly		0
Sales	0	$—		None
Excise	0			N/A
Unemployment	0	$—	$—	Bi-Weekly		0
Real Property	0	$10,554.15	$10,554.15
Personal Property		1,504.00	$1,504.00
Other:	0	17,971.48	$17,971.48			0

Total State and Local Taxes	$0.00	$96,995.89	$96,995.89	$0.00		$0.00

TOTAL TAXES		$621,514.02	$621,514.02			$0.00

All payroll taxes debited from payroll account by ADP and remitted by ADP

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach Aged listing of Accounts Payable

	Number of Days Past Due
	Current	0-30	31-60	61-90	over 90	Total
Accounts Payable	0	0				0
Wages Payable - Accrued	0	0				0
Taxes Payable-Accrued	0	0				0
Rent/Leases-Building	0					0
Secured Debt/Adequate Protection Payments	0					0
Professional Fees	escrowed					0
Amounts Due to Insiders*	0					0
Other:	0					0
Other:	0					0
Other:	0					0

Total Postpetition Debts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider is defined in 11 U.S.C Section 101(31).

Form Mor - 4

THE THAXTON GROUP
Cash Disbursements for Consolidated Payroll Account - THE THAXTON GROUP
Wachovia 2000014825402
Monthly Court Report for February-05

	Consolidated Totals	TICO- AL	TICO- GA	TICO- DE	TICO- MS	TICO- NC	TICO- OH	MODERN REC	TICO- SC	TICO- TN	TICO- HQ	TICO PREMIUM	COMMERCIAL LENDING	THAXTON INSURANCE	CORPORATE
Beginning Cash Position	(1,805.80)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(1,805.80)

	0.00
	0.00
	0.00
	0.00

SUBTOTAL	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

	0.00
GENERAL LEDGER DEPOSITS AND TRANSFERS	59,580.50	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	15,261.39	0.00	0.00	0.00	44,319.11
Outstanding Checks - Adjustment	0.00
	0.00
	0.00
	0.00
	0.00

Total Cash Receipts and Transfers	59,580.50	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	15,261.39	0.00	0.00	0.00	44,319.11

Cash Disbursments
Advertising	0.00
Bank Charges	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Claims Funding*	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Company Auto	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Computer Costs	0.00
Dues And Subscriptions	0.00
Employee Reimbursements - collections exp	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Equipment Rental	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Fixed Assets	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Forms & Printing	0.00								0.00	0.00	0.00	0.00	0.00	0.00	0.00
Insurance	0.00
Meals & Entertainment	0.00								0.00	0.00	0.00	0.00	0.00	0.00	0.00
Miscellaneous	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Office Expense	0.00
Postage	0.00
Prepaid Expenses	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Prepaid Software ABS	0.00								0.00	0.00	0.00	0.00	0.00	0.00	0.00
Professional Fees-Ordinary Course	0.00
Rent	0.00
Repairs & Maintenance	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Roadgard	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Seminars & Meetings	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Taxes & Licenses	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Telephone	0.00
Temporary Agency Staff	0.00
Travel	0.00
Utilities	0.00
Interest to Finova	0.00
Payroll Paid TTG	62,209.21	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	15,261.39	0.00	0.00	0.00	46,947.82
Employee Witholding of Insurance/etc	(4,389.87)														(4,389.87)
Restructuring Officer	0.00
Insurance Renewal	0.00
Voyager Payment	0.00
Pre-Filing Prepays	0.00
Deposit to Lender	0.00
US Trustee	0.00
Bankruptcy Professionals	0.00
Other	0.00
	0.00
	0.00
	0.00
	0.00
	0.00

	57,819.34	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	15,261.39	0.00	0.00	0.00	42,557.95

	(44.64)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(44.64)

THE THAXTON GROUP
Cash Disbursements for Consolidated Payroll Account - THE THAXTON GROUP	Case No. 01-10571
Wachovia 2000014825402
Monthly Court Report for

	Operating	Payroll	Other	Total
Beginning Cash Position	0.00	(1,805.80)	0.00	(1,805.80)

	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00

SUBTOTAL	0.00	0.00	0.00	0.00

	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
GENERAL LEDGER DEPOSITS AND TRANSFERS	0.00	59,580.50	0.00	59,580.50
Outstanding Checks - Adjustment	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00

Total Cash Receipts and Transfers	0.00	59,580.50	0.00	59,580.50

Cash Disbursments
Advertising	0.00	0.00	0.00	0.00
Bank Charges	0.00			0.00
Claims Funding*	0.00			0.00
Company Auto	0.00			0.00
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp	0.00			0.00
Equipment Rental	0.00			0.00
Fixed Assets	0.00			0.00
Forms & Printing	0.00			0.00
Insurance	0.00			0.00
Meals & Entertainment	0.00			0.00
Miscellaneous	0.00			0.00
Office Expense	0.00			0.00
Postage	0.00			0.00
Prepaid Expenses	0.00			0.00
Prepaid Software ABS	0.00			0.00
Professional Fees-Ordinary Course	0.00			0.00
Rent	0.00			0.00
Repairs & Maintenance	0.00			0.00
Roadgard	0.00			0.00
Seminars & Meetings	0.00			0.00
Taxes & Licenses	0.00			0.00
Telephone	0.00			0.00
Temporary Agency Staff	0.00	0.00		0.00
Travel	0.00	0.00		0.00
Utilities	0.00	0.00		0.00
Interest to Finova	0.00			0.00
Payroll Paid TTG	0.00	62,209.21		62,209.21
Employee Witholding of Insurance/etc	0.00	(4,389.87)		(4,389.87)
Restructuring Officer	0.00			0.00
Insurance Renewal	0.00			0.00
Voyager Payment	0.00			0.00
Pre-Filing Prepays	0.00			0.00
Deposit to Lender	0.00			0.00
US Trustee	0.00			0.00
Bankruptcy Professionals	0.00			0.00
Other	0.00			0.00
	0.00			0.00
	0.00			0.00
	0.00			0.00
	0.00	0.00		0.00
	0.00			0.00

	0.00	57,819.34	0.00	57,819.34

	0.00	(44.64)	0.00	(44.64)

PAYROLL - THE THAXTON GROUP

	Period Ending 2/4/2005	Period Ending 2/18/2005	Period Ending	Total
Corporate
Salary expense	$23,027.33	$19,762.46	$—	$42,789.79
FICA/FUTA/SUTA	$2,163.05	$1,657.50	$—	$3,820.55
401(k) match	$168.74	$168.74	$—	$337.48
Overtime	$—	$—		$—
Bonus	$—	$—		$—

Total	$25,359.12	$21,588.70	$—	$46,947.82

Tico Premium
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—

Total	$—	$—	$—	$—

Commercial Lending				$—
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—
Commissions	$—	$—		$—

Total	$—	$—	$—	$—

Thaxton Insurance Group
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

Tico
Salary expense	$6,717.77	$6,717.77	$—	$13,435.54
FICA/FUTA/SUTA	$686.37	$669.16	$—	$1,355.53
401(k) match	$152.85	$152.85	$—	$305.70
Overtime	$—	$—	$—	$—
Commissions	$—	$—	$—	$—
Bonus	$164.62	$—	$—	$164.62

Total	$7,721.61	$7,539.78	$—	$15,261.39

Period Total	$33,080.73	$29,128.48	$—	$62,209.21
401(k) payable	$(1,319.87)	$(1,319.87)	$—	$(2,639.74)
Payable to reimbursement	$—	$—	$—	$—
Dental insurance	$(25.86)	$(25.86)	$—	$(51.72)
Cancer insurance	$(31.82)	$(31.82)	$—	$(63.64)
Life insurance	$(28.30)	$(28.30)	$—	$(56.60)
Contingent health liability	$(684.51)	$(678.39)	$—	$(1,362.90)
Tax/stale date adj	$(215.27)	$—		$(215.27)
Tax levy				$—
Advance		$—
Unidentified	$—
KERP	$—	$—
Company car	$—	$—	$—

	$30,775.10	$27,044.24	$—	$57,819.34
	$(2,305.63)	$(2,084.24)	$—	$(4,389.87)
				$—
				$—

Net Checks	$—	$—	$—	$—
Direct Deposits	$20,917.07	$18,349.66	$—	$39,266.73
Wage Garnishments	$—	$—	$—	$—
Federal Tax	$3,446.02	$3,029.86	$—	$6,475.88
EE SS Tax	$1,814.99	$1,602.67	$—	$3,417.66
ER SS Tax	$1,814.98	$1,602.67	$—	$3,417.65
EE Med Tax	$424.46	$374.83	$—	$799.29
ER Med Tax	$424.47	$374.82	$—	$799.29
State/local Tax	$1,538.41	$1,360.56	$—	$2,898.97
Futa	$174.28	$99.76		$274.04
Suta	$435.69	$249.41		$685.10
Adjustments	$—	$—	$—	$—

GRAND TOTAL	$30,990.37	$27,044.24	$—	$58,034.61

				$—
reconciliation	$215.27	$—	$—	$215.27
Accrual	$2,520.90	$2,084.24	$—	$4,605.14

PAYROLL - TICO

	Period Ending 2/4/2005	Period Ending 2/18/2005	Period Ending	Total
SC/VA
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

AL
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

NC
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

GA
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

OH
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

KY
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

MS
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

TN
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

Corp
Salary expense	$6,717.77	$6,717.77	$—	$13,435.54
FICA/FUTA/SUTA	$686.37	$669.16	$—	$1,355.53
401(k) match	$152.85	$152.85	$—	$305.70
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$164.62	$—	$—	$164.62

Total	$7,721.61	$7,539.78	$—	$15,261.39

Modern
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—

Total	$—	$—	$—	$—

Period Total	$7,721.61	$7,539.78	$—	$15,261.39

THE THAXTON GROUP	Wachovia # 2000014825703
Cash Disbursements for THAXTON INVESTMENT PAYROLL	2079900431038
Wachovia	540439122
Monthly Court Report for February-05	2079900431041

	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	CORPORATE HQ
Beginning Cash Position	(110,858.73)	—	—	—	—	—		(110,858.73)

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	1,193,936.66	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	(64,003.96)
Outstanding Checks	—					—
	—

Total Cash Receipts and Transfers	1,193,936.66	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	(64,003.96)

Cash Disbursements - Loans
Gross Wages	1,971,613.72	43,651.21	516,167.74	506,246.49	193,515.95	199,629.29	113,689.67	398,713.37
Federal Tax	269,583.85	3,027.69	65,657.62	70,879.36	18,992.21	21,699.00	10,804.59	78,523.38
SS Tax	107,370.73	2,614.19	30,992.00	30,664.88	11,772.05	12,124.46	6,880.50	12,322.65
Med Tax	28,117.84	611.38	7,364.99	7,236.55	2,753.14	2,849.56	1,609.15	5,693.07
EIC	(102.53)	—	—	(102.53)	—	—	—	—
State Tax	67,406.52	1,376.00	96.53	25,111.50	7,724.42	8,598.15	99.76	24,400.16
Advance	(2,525.00)	—	(1,100.00)	(1,000.00)	(400.00)	—	—	(25.00)
Mileage	(42,399.00)	(1,035.16)	(13,227.36)	(13,106.49)	(4,231.47)	(6,373.64)	(4,364.72)	(60.16)
Miscellaneous	—	—	—	—	—	—	—	—
Shortage	115.35	—	—	9.35	83.00	20.00	3.00	—
STD	1,992.56	80.33	681.42	412.73	243.76	227.14	188.36	158.82
Medical	23,697.52	1,256.28	5,833.53	5,117.93	2,661.64	2,195.74	2,033.48	4,598.92
401K Loans	5,141.47	—	2,644.64	1,230.04	428.26	(76.89)	—	915.42
401K Deducts	29,580.93	551.12	7,633.09	5,510.11	2,049.55	873.97	160.07	12,803.02
AHL Dental	5,336.98	181.96	1,243.02	1,337.38	871.44	656.20	578.34	468.64
AHL Cancer	1,298.30	48.84	435.86	267.86	117.08	146.50	103.72	178.44
AHL Life	3,163.78	161.04	899.36	683.57	478.69	439.84	292.06	209.22
Flex Med	1,974.60	—	466.04	535.36	—	—	—	973.20
Dep Care	317.24	—	269.24	48.00	—	—	—	—
Stop Payment Fee	—	—	—	—	—	—	—	—
Garnishment fee	111.00	1.00	38.00	28.00	12.00	8.00	20.00	4.00
Garnishment	1,095.84	271.21	374.46	228.87	—	—	221.30	—
Bankrpc	440.00	—	—	—	440.00	—	—	—
Child support	11,304.54	127.06	4,542.53	1,632.04	1,553.19	241.02	2,098.50	1,110.20
Tax Levy	565.00	—	—	450.00	40.00	75.00	—	—
Fringe	—	—	—	—	—	—	—	—
STD Net	—	—	—	—	—	—	—	—
SS Tax Adjust	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—
	513,587.52	9,272.94	114,844.97	137,174.51	45,588.96	43,704.05	20,728.11	142,273.98
Gross To Net (includes adj.)	—	—	—	—	—	—	—	—
Prepays and voids	—	—	—	—	—	—	—	—
DD Reversals & adjs.	—	—	—	—	—	—	—	—
Net DD/live checks	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—
FUNDING REQUIREMENTS		—	—	—	—	—	—	—
Net Checks	—	—	—	—	—	—	—	—
Direct Deposits	—	—	—	—	—	—	—	—
Wage Garnishments	13,405.38	398.27	4,916.99	2,310.91	2,033.19	316.02	2,319.80	1,110.20
Federal Tax	269,583.85	3,027.69	65,657.62	70,879.36	18,992.21	21,699.00	10,804.59	78,523.38
EE SS Tax	107,370.73	2,614.19	30,992.00	30,664.88	11,772.05	12,124.46	6,880.50	12,322.65
ER SS Tax	107,370.80	2,614.18	30,991.98	30,664.89	11,772.11	12,124.52	6,880.49	12,322.63
EE Med Tax	28,117.84	611.38	7,364.99	7,236.55	2,753.14	2,849.56	1,609.15	#REF!
ER Med Tax	28,117.89	611.37	7,364.98	7,236.56	2,753.16	2,849.58	1,609.15	5,693.09
State Tax	64,067.29	1,376.00	96.53	25,111.50	7,724.42	5,258.92	99.76	24,400.16
Futa	9,371.99	332.41	2,786.49	2,362.94	1,311.41	1,185.17	834.71	558.86
Suta	40,865.60	548.13	10,666.46	10,042.28	9,014.46	5,037.02	3,195.97	2,361.28
	—	—	—	—	—	—	—	—
Total Amt Debited from our Acct		—	—	—	—	—	—	—
Cash BY ENTITY	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53
Manual Checks	—

Total Other Cash Disbursements	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53

TOTAL ALL CASH DISBURSEMENTS	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53

	(297,088.22)	—	—	—	—	—	—	(297,088.22)

Book Balance per bank rec.	(297,088.22)		—		—	—		(145,064.07)
Ending Bank Balance per bank rec.

THE THAXTON GROUP
Cash Disbursements for THAXTON INVESTMENT PAYROLL	Case No. -
Wachovia
Monthly Court Report for

	Operating	Payroll	Other	Total
Beginning Cash Position	—	(110,858.73)	—	(110,858.73)

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	1,193,936.66	—	1,193,936.66
Outstanding Checks	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	—	1,193,936.66	—	1,193,936.66

	—	—
Cash Disbursements - Loans	—	—
	—	—
Gross Wages	—	1,971,613.72
Federal Tax	—	269,583.85
SS Tax	—	107,370.73	—	107,370.73
Med Tax	—	28,117.84
EIC	—	(102.53)	—	(102.53)
State Tax	—	67,406.52	—	67,406.52
Advance	—	(2,525.00)	—	(2,525.00)
Mileage	—	(42,399.00)	—	(42,399.00)
Miscellaneous	—	—	—	—
Shortage	—	115.35	—	115.35
STD	—	1,992.56	—	1,992.56
Medical	—	23,697.52	—	23,697.52
401K Loans	—	5,141.47	—	5,141.47
401K Deducts	—	29,580.93	—	29,580.93
AHL Dental	—	5,336.98	—	5,336.98
AHL Cancer	—	1,298.30	—	1,298.30
AHL Life	—	3,163.78	—	3,163.78
Flex Med	—	1,974.60	—	1,974.60
Dep Care	—	317.24	—	317.24
Stop Payment Fee	—	—	—	—
Garnishment fee	—	111.00	—	111.00
Garnishment	—	1,095.84	—	1,095.84
Bankrpc	—	440.00	—	440.00
Child support	—	11,304.54	—	11,304.54
Tax Levy	—	565.00	—	565.00
Fringe	—	—	—	—
STD Net	—	—	—	—
SS Tax Adjust	—	—	—	—
Other	—	—	—	—
	—	513,587.52	—	513,587.52
Gross To Net (includes adj.)	—	—	—	—
Prepays and voids	—	—	—	—
DD Reversals & adjs.	—	—	—	—
Net DD/live checks	—	—	—	—
	—	—	—	—
FUNDING REQUIREMENTS	—	—	—	—
Net Checks	—	—	—	—
Direct Deposits	—	—	—	—
Wage Garnishments	—	13,405.38	—	13,405.38
Federal Tax	—	269,583.85		269,583.85
EE SS Tax	—	107,370.73		107,370.73
ER SS Tax	—	107,370.80		107,370.80
EE Med Tax	—	28,117.84		28,117.84
ER Med Tax	—	28,117.89		28,117.89
State Tax	—	64,067.29		64,067.29
Futa	—	9,371.99		9,371.99
Suta	—	40,865.60		40,865.60
	—	—		—
Total Amt Debited from our Acct	—	—		—
Cash BY ENTITY	—	1,380,166.15		1,380,166.15
Manual Checks	—	—		—

Total Other Cash Disbursements	—	1,380,166.15	—	1,380,166.15

TOTAL ALL CASH DISBURSEMENTS	—	1,380,166.15	—	1,380,166.15

	—	(297,088.22)	—	(297,088.22)

Book Balance per bank rec.
Ending Bank Balance per bank rec.

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

Reporting Period February-05

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$71,526,110.53
Plus Amounts billed during the period	$6,086,563.73
Sold Receivables during month
Less Amounts collected during the period	(12,036,384.85)

Total Accounts Receivable at the end of the reporting period	$65,576,289.41

Accounts Receivable Aging	Amount
0-30 days old	$61,638,211.52
31-60 days old	$1,343,958.44
61-90 days old	$942,458.66
91+ days old	$1,651,660.79

Total Accounts Receivable	$65,576,289.41

Amount considered uncollectible (Bad Debt) - Reserve
Accounts Receivable (Net)	$65,576,289.41

DEBTOR QUESTIONNAIRE

Must be completed each month

	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this period? If yes, provide an explanation below.	X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide and explanation below.	X

2. First Day Order authorizing the temporary use of existing cash management system.

Form Mor - 5

The Thaxton Group, Inc.

Schedule of Aged Accounts Receivable and Post Accounts Payable

By Operating Group

As of 02/28/2005

Aged Accounts Receivable

(Gross Balance as of 02/28/05)

	Total	Southern Management	Tico Credit	Commercial Lending	Tico Premium
Current	$59,497,370	$59,318,286	$177,692	$—	$1,392
Potential (1-30)	$2,140,841	$2,087,423	$51,336	$—	$2,082
31-60 Days	$1,343,958	$1,321,748	$21,996	$—	$214
61-90 Days	$942,459	$908,162	$34,150	$—	$147
91 and Over	$1,651,661	$1,426,429	$213,185	$—	$12,047
Total Delinquency	$6,078,919	$5,743,761	$320,668	$—	$14,490

Total Gross Receivables	$65,576,289	$65,062,048	$498,359	$—	$15,882

Post Accounts Payable
(As of 02/28/05)

Southern Management	$—
Tico Credit	$—
Commercial Lending	$—
Tico Premium	$—
Thaxton Insurance	$—
Corporate	$—

Total	$—

Prepared By Danny Bufford	THE THAXTON GROUP MONTHLY OPERATING REPORT - February 2005, AR AP

THE THAXTON GROUP	CASES 03-13182 - 03-13213
INTER-COMPANY BALANCE RECONCILIATION FOR THE THAXTON GROUP - Consolidated	JOINTLY ADMINISTERED
Monthly Court Report for Feb-05

			HOLDING COMPANY	HOLDING COMPANY					HOLDING COMPANY
	Consolidated Totals	ELIMINATIONS	THAXTON GROUP, INC Corporate	Thaxton Operating Company	Eagle	Thaxton Insurance Group	Thaxton Commercial Lending	Tico Premium	Thaxton Investment Corporation	TIC - Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated
Beginning Inter-Company balance as of 12/31 per G/L Trial Balance	—	6,248,675.00	83,667,526.00			(3,405,610.00)	57,761.00	575,513.00		(40,693,076.00)	(47,251,165.00)

Cash Transfers between companies	(0.00)		(6,071,078.32)							6,007,306.55	63,771.77
Expenses paid by Corporate - expensed in subsidiaries (treated as	(0.00)		(339,453.15)					(1,132.00)		348,026.22	(7,441.07)
separate cost centers as opposed to separate companies	—
	—
Allocations of:	—
	—
Home Office allocation	—
Interest allocation	(0.00)		92,344.14							(91,497.66)	(846.48)
Payroll	—		(17,164.42)							17,164.42
Analysis charges	—		270.16								(270.16)
Audit accrual	—
Transfer of assets	—
Sale of branches	—
Cherokee return premium	—

General Ledger as of 02/28/05	(0.00)	6,248,675.00	77,332,444.41	—	—	(3,405,610.00)	57,761.00	574,381.00	—	(34,412,076.47)	(47,195,950.94)

	(0.00)	6,248,675.00	77,332,444.41	—	—	(3,405,610.00)	57,761.00	574,381.00	—	(34,412,076.47)	(47,195,950.94)

Balance Sheet - February 28, 2005	—	6,248,675.00	77,332,445.00			(3,405,610.00)	57,761.00	574,381.00		(34,412,077.00)	(47,195,951.00)

THE THAXTON GROUP
Cash Disbursements for THE THAXTON GROUP - Consolidated	FOR INFORMATION PURPOSES ONLY	JOINTLY ADMINISTERED
Monthly Court Report for February-05

		HOLDING COMPANY	HOLDING COMPANY					HOLDING COMPANY
	Consolidated Totals	THAXTON GROUP, INC Corporate	Thaxton Operating Company All activity recorded at sub level	Eagle - All transactions included in Tico Premium	Thaxton Insurance Group	Thaxton Commercial Lending	Tico Premium	Thaxton Investment Corporation All activity recorded at sub level	Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated
Beginning Cash Position	46,755,328.93	44,701,413.56	—	—	(7,538.85)	—	(7,387.90)		2,103,921.31	(35,079.19)

			—
TICO Cash Collected	12,116.02	—		—	—	—	—		—	12,116.02
SM Cash Collected	12,036,384.85	—		—	—	—	—		12,036,384.85	—
TIG Cash Collected	—	—		—	—	—	—		—	—
TPF Cash Collected	2,449.85	—		—	—	—	2,449.85		—	—
TCL Cash Collected	—	—		—	—	—	—		—	—
Other Income Collected	524,250.58	469,785.14		—	—	—	3,578.75		13,383.65	37,503.04
Proceeds from the sales of the TICO Assets	—	—

SUBTOTAL	12,575,201.30	469,785.14	—	—	—	—	6,028.60	—	12,049,768.50	49,619.06

		—		—	—	—	—		—	—
	—			—		—	—		—	—
CORRECTION OF BEGINNING BALANCES	—	—		—	—	—	—		—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(0.00)	6,052,764.91		—	7,538.85	—	(1,703.73)		(6,023,299.40)	(35,300.63)
	—	—		—	—	—	—		—	—
	—			—		—	—		—	—

Total Cash Receipts and Transfers	12,575,201.30	6,522,550.05	—	—	7,538.85	—	4,324.87	—	6,026,469.10	14,318.43

				—	—	—	—		—	—
Cash Disbursements - Loans	—			—	—	—	—		—	—
	—			—	—	—	—		—	—
Loan Proceeds Checks	2,677,881.80	—		—	—	—	(900.17)		2,678,781.97	—
Expenses related to Loans\Thaxton Insurance Group	282,604.01	—		—	—	—	3,121.96		281,778.88	(2,296.83)

Subtotal - Loans	2,960,485.81	—	—	—	—	—	2,221.79		2,960,560.85	(2,296.83)

		—		—	—	—	—		—	—
Cash Disbursements - Other	—	—		—	—	—	—		—	—
Advertising	27,979.98	—		—	—	—	—		27,979.98	—
Bank Charges	19,332.73	1,180.69		—	—	—	—		18,152.04	—
Claims Funding*	118,440.73	12,679.23		—	—	—	—		105,761.50	—
Company Auto	3,775.68	—		—	—	—	—		3,775.68	—
Computer Costs	11,279.18	3,335.50		—	—	—	1,090.00		6,512.68	341.00
Dues And Subscriptions	782.74	—		—	—	—	—		782.74	—
Employee Reimbursements - collections exp	2,929.53	—		—	—	—	—		—	2,929.53
Equipment Rental	2,731.16	—		—	—	—	—		2,731.16	—
Fixed Assets	(35,022.89)	(30,000.00)		—	—	—	—		4,452.11	(9,475.00)
Forms & Printing	53,218.87	—		—	—	—	—		53,218.87	—
Insurance	36,211.83	(5,835.69)		—	—	—	—		42,047.52	—
Meals & Entertainment	12,956.14	—		—	—	—	—		12,956.14	—
Miscellaneous	9,584.17	1,114.00		—	—	—	—		8,120.17	350.00
Office Expense	8,654.31	1,463.11		—	—	—	—		6,143.12	1,048.08
Postage	34,262.31	244.46		—	—	—	—		33,411.97	605.88
Prepaid Expenses	—	—		—	—	—	—		—	—
Prepaid Software ABS	19,210.31	—		—	—	—	—		19,210.31	—
Professional Fees-Ordinary Course	11,030.91	6,376.15		—	—	—	—		435.10	4,219.66
Rent	183,688.19	4,456.00		—	—	—	—		177,815.06	1,417.13
Repairs & Maintenance	17,644.44	—		—	—	—	—		17,644.44	—
Seminars & Meetings	3,606.51	—		—	—	—	—		3,606.51	—
Taxes & Licenses	29,775.70	390.37		—	—	—	—		28,670.05	715.28
Telephone	95,714.73	5,217.60		—	—	—	63.23		89,724.90	709.00
Temporary Agency Staff	6,624.41	3,209.06		—	—	—	—		2,976.95	438.40
Travel	54,499.59	426.33		—	—	—	—		54,073.26	—
Utilities	42,913.63	1,174.94		—	—	—	—		40,279.17	1,459.52
Interest to Finova	533,907.00	533,907.00		—	—	—	—		—	—
Payroll Paid TTG	57,819.34	42,557.95		—	—	—	—		—	15,261.39
Payroll Paid SMC	2,461,717.23	—		—	—	—	—		2,461,717.23	—
Restructuring Officer	48,000.00	48,000.00		—	—	—	—		—	—
Credit Insurance Payments	210,453.99	—		—	—	—	—		210,453.99	—
Deposit to Lender	—	—		—	—	—	—		—	—
US Trustee	75,000.00	75,000.00		—	—	—	—		—	—
Bankruptcy Professionals	1,549,227.00	1,549,227.00		—	—	—	—		—	—
Other	118,165.88	118,165.88		—	—	—	—		—	—

Total Other Cash Disbursements	5,847,363.33	2,393,537.58	—	—	—	—	1,153.23		3,432,652.65	20,019.87

				—			—		—	—

TOTAL ALL CASH DISBURSEMENTS	8,807,849.14	2,393,537.58	—	—	—	—	3,375.02		6,393,213.50	17,723.04

	50,522,681.09	48,830,426.03	—	—	—	—	(6,438.05)		1,737,176.91	(38,483.80)

BANK ACCOUNT RECONCILED BALANCES:	50,522,681.09	48,830,426.03			—	—	(6,438.05)		1,737,176.91	(38,483.80)